UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNWIRED PLANET, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

170 SOUTH VIRGINIA STREET, SUITE 201

RENO, NEVADA 89501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Unwired Planet, Inc. The meeting will be held on Tuesday, November 12, 2013, at 1:00 p.m. Pacific Standard Time at our offices located at 170 South Virginia Street, Suite 201, Reno, Nevada 89501 for the following purposes:

(1)	To approve the proposed Amended and Restated Certificate of Incorporation to declassify our Board of Directors;
(2)	To approve the Tax Benefits Preservation Agreement;
(3)	To approve an amendment and restatement of the Amended and Restated 2006 Stock Incentive Plan;
(4)	To approve an amendment and restatement of the Amended and Restated 1999 Directors’ Equity Compensation Plan;
(5)	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014;
(6)	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;
(7)	To elect three directors, Philip A. Vachon, William Marino and Mark Jensen; and
(8)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 24, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Philip A. Vachon
Philip A. Vachon Chairman of the Board of Directors

Reno, Nevada

October [•], 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to Be Held on November 12, 2013.

The notice, proxy statement and annual report to stockholders are available at

https://materials.proxyvote.com/91531F

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

2013 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

UNWIRED PLANET, INC.

170 SOUTH VIRGINIA STREET, SUITE 201

RENO, NEVADA 89501

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2013

October [•], 2013

GENERAL INFORMATION

Our Board of Directors (the “Board”) is soliciting proxies for our 2013 Annual Meeting to be held on Tuesday, November 12, 2013 at 1:00 p.m. local time at our offices located at 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully. Unless the context requires otherwise, the words “Unwired Planet,” “we,” “Company,” “us” and “our” refer to Unwired Planet, Inc.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the 2013 Annual Meeting.

We intend to mail the Notice, and printed versions of these materials to those who have requested printed materials on or about October [•], 2013 to our stockholders of record entitled to vote at the Annual Meeting.

Why am I receiving these materials?

Unwired Planet has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting, to be held at our offices located at 170 South Virginia Street, Suite 201, Reno, Nevada 89501, on Tuesday, November 12, 2013, at 1:00 p.m. Pacific Standard Time, and at any postponement(s) or adjournment(s) thereof. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held at our offices located at the address shown above.

What is included in these proxy materials?

These proxy materials include:

•	this Proxy Statement for the Annual Meeting, including the attached Notice of Annual Meeting of Stockholders; and

•	Unwired Planet’s Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended June 30, 2013, as filed with the SEC on September 9, 2013 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these proxy materials also include the proxy card or vote instruction form for the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

Unwired Planet has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, stockholders may write or call Unwired Planet at the following address and telephone number: 170 South Virginia Street, Suite 201, Reno, Nevada 89501, (775) 980-2345. Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker- dealer or other similar organization to request information about householding. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Proxy Statement or the Annual Report and who would rather receive a single copy of these materials in the future may instruct us by directing their request in the same manner.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send future proxy materials to you electronically by email.

Unwired Planet’s proxy materials are also available on our website at www.unwiredplanet.com in the “Investors” section.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Only stockholders of record at the close of business on September 24, 2013 will be entitled to vote at the Annual Meeting. On this record date, there were [•] shares of common stock outstanding and entitled to vote.

What items will be voted on at the Annual Meeting?

Stockholders will vote on seven items at the Annual Meeting:

•	to approve a proposed Amended and Restated Certificate of Incorporation to declassify our Board (Proposal 1);

•	to approve the Tax Benefits Preservation Agreement (Proposal 2);

•

to approve an amendment and restatement of the Amended and Restated 2006 Stock Incentive Plan to increase the aggregate number of shares authorized for issuance under the plan by 2,000,000 shares to 19,000,000 shares of common stock (Proposal 3);

•

to approve an amendment and restatement of the Amended and Restated 1999 Directors’ Equity Compensation Plan to increase the aggregate number of shares authorized for issuance under the plan by 2,000,000 shares to 3,650,000 shares of common stock (Proposal 4);

•	to ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 (Proposal 5);

•	to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal 6); and

•	to elect to the Board, three nominees named in this Proxy Statement to serve as Class II directors (Proposal 7).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the adoption of an Amended and Restated Certificate of Incorporation (Proposal 1);

•	“FOR” the resolution approving our Tax Benefits Preservation Agreement (Proposal 2);

•	“FOR” the adoption of an amendment and restatement of our Amended and Restated 2006 Stock Incentive Plan (Proposal 3);

•	“FOR” the adoption of an amendment and restatement of our Amended and Restated 1999 Directors’ Equity Compensation Plan (Proposal 4);

•	“FOR” the ratification of the selection of KPMG LLP (Proposal 5);

•	“FOR” the advisory resolution to approve the compensation of our named executive officers (Proposal 6); and

•	“FOR” the election of each of the Board’s nominees to the Board (Proposal 7).

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Unwired Planet. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

If I am a stockholder of record of Unwired Planet’s shares, how do I vote?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•

Submit a Proxy Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in the Notice. If you request printed copies of the proxy materials by mail, you may vote by proxy by Internet by following the directions found on the proxy card.

•

Submit a Proxy By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling, toll free 1-800-579-1639, and following the directions, found on the proxy card.

•	Submit a Proxy By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

We provide Internet and telephonic proxy voting to allow you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access or telephonic voting, such as usage charges from Internet access providers and telephone companies.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

•	Submit a Proxy Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in the vote instruction form you received.

•

Submit a Proxy By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number, and following the directions, found on the vote instruction form you received.

•	Submit a Proxy By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 24, 2013.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you submit a proxy by Internet, telephone or mail without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

We have retained the services of MacKenzie Partners, Inc., a professional proxy solicitation firm, in connection with this solicitation; and we will pay to MacKenzie Partners $17,500 for the services that it has provided us to date. We will also reimburse MacKenzie Partners for its out-of- pocket expenses. We have agreed to indemnify MacKenzie Partners against certain liabilities relating to or arising out of their engagement. We do not anticipate incurring any additional costs related to this solicitation other than those that we customarily incur in connection with our annual meeting of stockholders.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card, or vote with respect to each Notice, to ensure that all of your shares are voted.

May I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date, or vote again by telephone or over the Internet;

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 170 South Virginia Street, Suite 201, Reno, Nevada 89501; or

•	You may attend the annual meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card, or telephone or internet proxy, is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for the 2014 annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by June [•], 2014, to our Corporate Secretary at 170 South Virginia Street, Suite 201, Reno, Nevada 89501; however, if our 2014 annual meeting of stockholders is held before October 6, 2014 or after December 5, 2014, your proposal must be received a reasonable time before we print and mail our proxy materials. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director pursuant to our bylaws, you must provide specified information to us between July 15, 2014 and August 14, 2014; however, if our 2014 annual meeting of stockholders is held before October 13, 2014 or after December 12, 2014, your proposal must be received not more than 10 days after the earlier to occur of notice of the date of the meeting was mailed or the date we first publicly announce the date of the meeting. If you wish to submit a stockholder proposal or nomination, please review our bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner does not provide voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the national securities exchanges, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights and privileges of stockholders.

The adoption of an amendment to our Restated Certificate of Incorporation (Proposal 1), the approval of the Tax Benefits Preservation Agreement (Proposal 2), the adoption of an amendment and restatement of our Amended and Restated 2006 Stock Incentive Plan (Proposal 3), the adoption of an amendment and restatement of our Amended and Restated 1999 Directors’ Equity Compensation Plan (Proposal 4), the advisory vote on executive compensation (Proposal 6) and the election of directors (Proposal 7) are considered to be “non-routine” matters and as a result, brokers and nominees cannot vote your shares on these proposals in the absence of your direction. The ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 (Proposal 5) is considered to be a “routine” matter and, as a result, brokers and nominees will be able to vote your shares on this proposal in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Withheld,” and broker non-votes with respect to the election of directors, and “For” and “Against” votes, abstentions and broker non-votes, with respect to all other proposals.

For Proposal 1 (the approval of an Amended and Restated Certificate of Incorporation to declassify our Board of Directors), abstentions and broker non-votes, if any, will have the effect of a vote against the proposal as the underlying shares are included in determining the number of outstanding shares entitled to vote on the proposal.

For Proposal 7 (the election of three Class II directors), withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

For the remaining Proposals, abstentions will be included in determining the number of shares present and entitled to vote on the Proposals, thus having the effect of a vote against the proposal. Broker non-votes, if any, are not counted in determining the number of shares present and entitled to vote and will therefore have no effect on the outcome.

The ratification of our independent registered public accounting firm is a routine matter on which we expect that brokers and other nominees will be entitled to vote without receiving instructions from the beneficial holder of the applicable shares of common stock. Accordingly, we expect no broker non-votes will result from this proposal; however, if any broker non-votes are submitted, they will have the same effect as an “Against” vote. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes are needed to approve each proposal?

For Proposal 1, the approval of an Amended and Restated Certificate of Incorporation to declassify our Board, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal is required for adoption of this proposal. For Proposal 7, the election of three Class II directors, the three nominees receiving the most “FOR” votes at the meeting in person or by proxy will be elected. All other matters require for approval the favorable vote of a majority of the votes present and entitled to vote on the applicable matter at the Annual Meeting in person or by proxy.

What is the quorum requirement?

The representation in person or by proxy of at least a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. On the record date, there were [•] shares outstanding and entitled to vote. Thus, [•] shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

If you are a holder of record, your shares will be counted towards the quorum only if you submit a valid proxy or are present at the Annual Meeting. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. If there is no quorum, a majority of the votes present and entitled to vote at the meeting or the Chairman of the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL 1

ADOPTION OF AN AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

TO DECLASSIFY OUR BOARD OF DIRECTORS AND

PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

We are asking the Company’s stockholders to adopt an Amended and Restated Certificate of Incorporation to declassify the Board. Our Restated Certificate of Incorporation currently provides that the Board be divided into three classes, with members of each class of directors serving a three-year term. The classification of the Board results in staggered elections, with a different class of directors standing for election every year.

The Board and Nominating and Corporate Governance Committee believe that declassification of our Board is advisable and in the best interests of our stockholders. The Board has for some time been considering the elimination of the classified board structure. In its deliberations, the Board took into account the view that classified boards may reduce the accountability of directors to stockholders because stockholders are unable to evaluate and elect all directors on an annual basis. The Board also considered that the election of directors is the primary means for stockholders to influence corporate governance policies of the Company. Declassification of our Board would further our goal of ensuring that our corporate governance policies enhance Board accountability to stockholders and would allow stockholders the opportunity each year to register their views on the composition of our Board. Accordingly, the Nominating and Corporate Governance Committee recommended to the Board (and the Board unanimously approved) that a proposal to declassify the Board be submitted to stockholders at this Annual Meeting.

The proposed Amended and Restated Certificate of Incorporation eliminates the classification of the Board over a two-year period and provides for the annual election of all directors beginning at the 2015 annual meeting of stockholders. If approved, the proposed Amended and Restated Certificate of Incorporation, attached to this proxy statement as Annex A, would become effective upon filing with the Secretary of State of the State of Delaware, which the Company would do promptly after stockholder approval is obtained for the Amended and Restated Certificate of Incorporation at the Annual Meeting. Board declassification would be phased-in over a two-year period, beginning at the 2013 Annual Meeting as follows:

•

From the effective time of the Amended and Restated Certificate of Incorporation until the election of directors at the 2014 Annual Meeting, the Board will be divided into two classes of directors, Class I and Class II, with the directors in Class I having a term that expires at the 2014 Annual Meeting and the directors in Class II having a term that expires at the 2015 Annual Meeting. The directors elected at the 2013 Annual Meeting will be elected for a term that expires at the 2014 Annual Meeting and shall be in Class I.

•

Commencing with the election of directors at the 2014 Annual Meeting, there shall be a single class of directors, Class I, with all directors of such class having a term that expires at the 2015 Annual Meeting. The successors of the directors who, immediately prior to the 2014 Annual Meeting, were members of Class I (and whose terms expire at the 2014 Annual Meeting) shall be elected to Class I for a term that expires at the 2015 Annual Meeting, and the directors who, immediately prior to the 2014 Annual Meeting, were members of Class II and whose terms were scheduled to expire at the 2015 Annual Meeting shall become members of Class I with a term expiring at the 2015 Annual Meeting.

•

From and after the election of directors at the 2015 Annual Meeting, the Board will cease to be classified and the directors elected at the 2015 Annual Meeting (and each meeting thereafter) will be elected for a term expiring at the next Annual Meeting.

Beginning with the 2015 Annual Meeting, all directors will stand for election at each Annual Meeting for one year terms. The proposed Amended and Restated Certificate of Incorporation would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

This description of the effect of the proposed Amended and Restated Certificate of Incorporation is a summary and is qualified by the full text of the Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Annex A. The attached Amended and Restated Certificate of Incorporation is marked to show changes made to declassify our Board.

The affirmative vote of at least a majority of the shares of our common stock outstanding and entitled to vote on the record date is required for the approval of the Amended and Restated Certificate of Incorporation.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the adoption of the Amended and Restated Certificate of Incorporation declassifying our Board and providing for the annual election of directors.

PROPOSAL 2

APPROVAL OF THE TAX BENEFITS PRESERVATION AGREEMENT

Our Board is asking the Company’s stockholders to approve the Tax Benefits Preservation Agreement, dated as of January 28, 2012 (the “Rights Plan”), between us and Computershare Trust Company, N.A. (the “Rights Agent”) that our Board adopted on January 28, 2012. If the Company does not receive the affirmative vote of a majority of the votes present and entitled to vote on Proposal 2 at the Annual Meeting, then the Board intends to promptly repeal the Rights Plan.

Background and Reasons for Proposal

We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), we may “carry forward” those losses in certain circumstances to offset current and future earnings and reduce our federal income tax liability. We believe that we currently will be able to carry forward our net operating losses (“NOLs”) and that these NOLs could be a substantial asset to us. As of June 30, 2013, we had NOL carryforwards for U.S. federal and state income tax purposes of approximately $1.68 billion and $556.0 million, respectively.

In order to preserve our substantial tax assets associated with NOLs and built in losses under Section 382 of the Code, on January 28, 2012, the Board adopted the Rights Plan. Our ability to use our NOLs and built in losses would be limited if there was an “ownership change” under Section 382. Moreover, the amount and timing of our future taxable income, if any, cannot be accurately predicted, and we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset, and our Board believes it is in our stockholders’ best interests to attempt to deter the imposition of additional limitations on their use.

Generally, an “ownership change” can occur through one or more acquisitions by which one or more stockholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of a corporation’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of our outstanding shares rather than voting power) of each 5% stockholder is computed separately, and each such increase is then added together with any other such increases to determine whether an “ownership change” has occurred.

The Rights Plan was not adopted by the Board in response to, or in anticipation of, any specific takeover bid or proposal. The Company acknowledges that the Rights Plan could be deemed to deter possible acquisition of the Company, and thus in accordance with good corporate governance practices, the Board is submitting the Rights Plan to shareholders for their approval.

Description of Rights Plan

The Rights Plan is intended to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving our ability to use the NOLs. Although the Rights Plan is intended to reduce the likelihood of an “ownership change” that could adversely affect us, we cannot assure that it would prevent all transfers that could result in such an “ownership change.”

The Rights Plan is intended to act as a deterrent to any person or group (an “Acquiring Person”) acquiring 4.99% or more of our outstanding common stock without the approval of our Board. Any rights held by an Acquiring Person are void and may not be exercised.

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this proxy statement as Annex B. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

Rights Dividend. Pursuant to the terms of the Rights Plan, the Board declared a dividend distribution of one Preferred Stock Purchase Right (a “Right”) for each outstanding share of common stock to stockholders of record as of the close of business on January 29, 2012 (the “Record Date”). In addition, one Right will automatically attach to each share of common stock issued between the Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from us a unit consisting of one ten-thousandth of a share (a “Unit”) of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock”) at a cash exercise price of $15.00 per Unit (the “Exercise Price”), subject to adjustment, under certain conditions specified in the Rights Plan and summarized below.

Distribution Date. Initially, the Rights are not exercisable and are attached to and trade with all shares of common stock outstanding as of, and issued subsequent to, the Record Date. The Rights will separate from the common stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the outstanding shares of common stock, other than as a result of repurchases of stock by the company or certain inadvertent actions by a stockholder (the date of said announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day (or such later day as our independent directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming the beneficial owner of 4.99% or more of the outstanding shares of common stock (the earlier of such dates being herein referred to as the “Distribution Date”).

Notwithstanding the foregoing, with respect to any person who beneficially owns (for purposes of the Rights Plan) 4.99% or more of the outstanding shares of common stock as of the Record Date (such person being referred to in the Rights Plan as a “Grandfathered Person”), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of common stock representing an additional 1/2% of the outstanding shares of common stock (the “Grandfathered Percentage”).

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (ii) new common stock certificates issued after the Record Date will contain a notation incorporating the Rights Plan by reference, and (iii) the surrender for transfer of any certificates for common stock will also constitute the transfer of the Rights associated with the common stock represented by such certificate.

As soon as practicable after the Distribution Date, one or more certificates evidencing one Right for each share of common stock of the company so held, subject to adjustment as provided herein (the “Right Certificates”) will be mailed to holders of record of common stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by our independent directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

Process for Potential Exemption. Any person who wishes to effect any acquisition of shares of common stock that would, if consummated, result in such person beneficially owning more than 4.99% of the outstanding shares of common stock (or in the case of a Grandfathered Person, the Grandfathered Percentage), may request that our independent directors grant an exemption with respect to such acquisition under the Rights Plan. Our independent directors may only grant such an exemption if they determine, in their sole discretion, that the acquisition of beneficial ownership of common stock by such person will not jeopardize or endanger the availability to us of the NOLs. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the person agree that it will not acquire beneficial ownership of shares of common stock in excess of the maximum number and percentage of shares approved by our independent directors).

Subscription and Merger Rights. In the event that a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units of Preferred Stock, that number of shares of common stock of the company (or, in certain circumstances, including if there are insufficient shares of common stock to permit the exercise in full of the Rights, Units of Preferred Stock, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the “Subscription Right”). In the event that, at any time following the Stock Acquisition Date, (i) the company consolidates with, or merges with and into, any other person, and the company is not the continuing or surviving corporation, (ii) any person consolidates with the company, or merges with and into the company and the company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (iii) 50% or more of the company’s assets or earning power is sold, mortgaged or otherwise transferred, each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the “Merger Right”). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Plan) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of the company (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units, other securities of the company, other consideration or for common stock of an acquiring company.

Exchange Feature. At any time after a person becomes an Acquiring Person, our independent directors may, at their option, exchange all or any part of the then outstanding and exercisable Rights for shares of common stock or Units at an exchange ratio specified in the Rights Plan. Notwithstanding the foregoing, our independent directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of 50% or more of the common stock of the company.

Adjustments. The Exercise Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. The company is not obligated to issue fractional Units. If the company elects not to issue fractional Units, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption. The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, common stock or other consideration deemed appropriate by our independent directors) by our independent directors only until the earlier of (i) the time at which any person becomes an Acquiring Person or (ii) the expiration date of the Rights Plan. Immediately upon the action of our independent directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment. Our independent directors in their sole discretion at any time prior to the time at which any person becomes an Acquiring Person may amend the Rights Plan. After such time our independent directors may, subject to certain limitations set forth in the Rights Plan, amend the Rights Plan only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date. The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) January 29, 2015, (ii) the repeal of Section 382 of the Code if our independent directors determine that the Rights Plan is no longer necessary for the preservation of Tax Benefits (as defined in the Rights Plan) or (iii) the beginning of the taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, unless previously redeemed or exchanged by the company.

Miscellaneous. The certificate of designations establishing the Preferred Stock and the form of Right Certificate are attached as Exhibits A and B, respectively, to the Rights Plan attached hereto as Annex B. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is incorporated herein by reference.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Tax Benefits Preservation Agreement.

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company.

PROPOSAL 3:

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

Proposal

On September 12, 2013, the Board approved an amendment and restatement of the Company’s Amended and Restated 2006 Stock Incentive Plan (as amended and restated, the “2006 Plan”), subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2006 Plan by 2,000,000 shares to 19,000,000 shares of common stock and to make certain other changes to the 2006 Plan. This amendment was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees and consultants and to ensure that we can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. A copy of the 2006 Plan (as amended and restated) is attached as Annex C to this Proxy Statement and is incorporated herein by reference.

Proposal 3 seeks stockholder approval of the increase in the aggregate number of shares authorized for issuance under the 2006 Plan. Stockholder approval of Proposal 3 will also allow certain awards granted under the 2006 Plan to qualify as performance-based compensation exempt from the cap imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), on the Company’s tax deduction with respect to compensation paid to certain executive officers.

Summary of Material Features of the 2006 Plan

The material features of the 2006 Plan are:

•	The maximum number of shares of common stock to be issued under the 2006 Plan is increased by 2,000,000 shares, from 17,000,000 shares to 19,000,000 shares;

•

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock bonuses, performance share bonuses, restricted stock purchase rights, phantom stock units, restricted stock units and performance share units is permitted;

•

Grants of “full value” awards are deemed for purposes of determining the number of shares available for future grants under the 2006 Plan as an award for 1.5 shares for each share of common stock subject to the award. Grants of stock option or stock appreciation rights are deemed to be award of one share for each share of common stock subject to the award;

•

Shares tendered or held back for taxes will not be added back to the reserved pool under the 2006 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;

•	Stock options and stock appreciation rights will not be repriced (including by way of cancellation and regrant) without stockholder approval;

•	Certain awards granted under the 2006 Plan are intended to qualify as “performance-based” compensation under Section 162(m) of the Code

•	Any material amendment to the 2006 Plan is subject to approval by our stockholders; and

•	The expiration of the 2006 Plan will be extended until November 12, 2023, which is ten years from the date of the annual meeting.

The shares of common stock underlying any awards under the 2006 Plan that (i) expire, are canceled or are otherwise terminated, in whole or in part, without having been exercised or redeemed in full, (ii) are reacquired by the Company prior to vesting or (iii) are repurchased at cost by the Company prior to vesting are added back to the shares of common stock available for issuance under the 2006 Plan. The following shares will not be added back to the shares authorized for issuance under the 2006 Plan: shares tendered in payment of an option, shares withheld by the Company to satisfy a tax withholding obligation and shares purchased by the Company from the proceeds from the exercise of option.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2006 Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2006 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of the stock; (4) economic value-added; (5) funds from operations or similar measures; (6) sales or revenue; (7) acquisitions or strategic transactions; (8) product development or quality; (9) operating income (loss); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) stockholder returns; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expenses; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,500,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,500,000 shares of common stock may be granted to any one individual during any calendar year period.

Rationale for Share Increase

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual burn rate in order to maximize stockholder value by granting only the appropriate number of equity incentive awards that it believes are necessary to attract, reward, and retain employees. Our commitment to a carefully managed equity incentive program is demonstrated by the following facts:

•	Our historical three-year average burn rate is 5.64%.

•

Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

The following table shows our historical burn rate percentages.

As of June 30	2013	2012	2011
Burn Rate(1)	3.39%	8.60%	4.93%

(1)	Burn Rate is calculated as (shares subject to options granted + shares subject to other equity incentive awards granted)/common shares outstanding.

If our request to increase the share reserve of 2006 Plan by an additional 2,000,000 shares is approved by stockholders, we will have approximately 2,783,583 shares available for grant after the Annual Meeting, which is based on 783,583 shares available for grant under the 2006 Plan at August 31, 2013 and the 2,000,000 shares subject to this proposal. Our Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees, and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees through the next twenty-four months.

Summary of the 2006 Plan

The following description of certain features of the 2006 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Annex C.

Plan Administration. The 2006 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2006 Plan. The Compensation Committee may delegate to a committee of one or more directors or to a committee of one or more officers of the Company the authority to grant awards to individuals eligible for awards who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2006 Plan are those employees and consultants of the Company and its subsidiaries or affiliates as selected from time to time by the Compensation Committee in its discretion. Approximately 24 individuals are currently eligible to participate in the 2006 Plan, which includes three officers, 13 employees who are not officers, and eight consultants.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual employee will not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) for any fiscal year period. If any award of a restricted stock bonus, performance share bonus, restricted stock purchase right, phantom stock units, restricted stock units or performance share units granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,500,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. In addition, no more than 19,000,000 shares may be issued in the form of incentive stock options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2006 Plan, the grant of any “full value” award, such as a restricted stock bonus, performance share bonus, restricted stock purchase right, phantom stock units, restricted stock units or performance share units, will be counted as 1.5 shares for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share from each share of common stock actually subject to the award.

Stock Options. The 2006 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and (2) options that do not so qualify. Options granted under the 2006 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant unless such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Fair market value for this purpose will be the closing price of the shares of common stock on the NASDAQ on the date of grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised but options granted under the 2006 Plan will generally vest in equal monthly installments over a three-year period; provided, however, that vesting for options granted to new hires will generally occur as to one-third of the shares underlying the option on the one-year anniversary of the grant date and in equal monthly installments over the subsequent two years. The exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2006 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or qualified dometic relations order, and options may be exercised during the optionee’s lifetime only by the optionee.

Upon exercise of options, the option exercise price must be paid in full either in cash, or by check or other instrument acceptable to the Compensation Committee or pursuant to a “same day sale” program to the extent permitted by law.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stand-alone stock appreciation rights or stapled stock appreciation rights, subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant.

Restricted Stock Bonuses and Performance Share Bonuses. The Compensation Committee may award restricted stock bonuses and/or performance share bonuses subject to such conditions and restrictions as the Compensation Committee may determine. Restricted stock bonuses and performance share bonuses are grants of shares of common stock not requiring the payment of any monetary consideration by a participant (except as may be required by applicable corporate law). The vesting of restricted stock bonuses may be based on a participant’s continuous service or the achievement of performance criteria. The vesting of performance share bonuses will always be based on the achievement of performance criteria. Performance share bonuses and performance-vested restricted stock bonuses generally will not fully vest in less than one year.

Restricted Stock Purchase Rights. The Compensation Committee may award restricted stock purchase rights. Restricted stock purchase rights entitle a participant to purchase shares of common stock that are subject to restrictions determined by the Compensation Committee. The purchase price under each restricted stock purchase right may not be less than the fair market value of the common stock on the date of grant. The purchase price must be paid in full either in cash, or by check or, at the direction of the Board, according to deferred payment or other similar arrangement to the extent permitted by law.

Phantom Stock Units. The Compensation Committee may award phantom stock units to participants. A phantom stock unit is the right to receive the value of one share of common stock, redeemable upon terms and conditions set by the Compensation Committee. Phantom stock units that vest based on continuous service, will not fully vest in less than three years, but the vesting of such phantom stock units may be subject to acceleration upon the achievement of performance criteria, as determined by the Compensation Committee. Phantom stock units may be paid in shares of common stock, cash or a combination thereof in the Compensation Committee’s discretion at the time of vesting.

Restricted Stock Units and Performance Share Units. The Compensation Committee may award restricted stock units and/or performance share units, both of which entitle a participant to receive the value of one share of common stock per unit at the time the unit vests and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period.

Change of Control Provisions. The 2006 Plan provides that, in the event of a change in control (as defined in the 2006 Plan) other than a dissolution or liquidation of the Company, the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity (a) assume or continue all or any part of the awards outstanding under the 2006 Plan or (b) substitute substantially equivalent awards for those outstanding under the 2006 Plan. If the outstanding awards will not be so continued, assumed, or substituted, then with respect to awards held by participants whose continuous service has not terminated, the Board in its discretion may (1) provide for payment of a cash amount in exchange for the cancellation of awards equal to the excess, if any, of the fair market value per share of common stock over the exercise or redemption price, if any multiplied by the total number of shares of common stock subject to such award, (2) continue the awards or (3) terminate the stock awards upon the consummation of the change in control, but only if participants have been permitted to exercise or redeem any portion of (including at the discretion of the Board, any unvested portion of) any option, stock appreciation right, phantom stock unit, restricted stock unit or performance share unit at or prior to the change in control. In the event of a change in control involving dissolution or liquidation of the Company, all outstanding stock awards will terminate immediately prior to such dissolution or liquidation.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2006 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2006 Plan, to certain limits in the 2006 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary dividends and similar events.

Tax Withholding. Participants in the 2006 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting or settlement of other awards. Participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting of an award or by delivering other shares to the Company.

Amendments and Termination. The Board may amend, suspend or terminate the 2006 Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2006 Plan qualifies as performance-based compensation under Section 162(m) of the Code. Any amendment or termination of the 2006 Plan will not materially impair the rights of any participant with respect to any awards already granted to such participant without such participant’s consent. The Board may not reprice outstanding options or stock appreciation rights, by amendment or by cancellation and regrant (of a new award or cash), without stockholder approval.

Effective Date of the 2006 Plan. The Board originally adopted the 2006 Plan in 2006 and approved the proposed amendment and restatement of the 2006 Plan on September 12, 2013. The proposed amendment and restatement of the 2006 Plan becomes effective on the date it is approved by stockholders. No awards may be granted under the 2006 Plan after the date that is ten years from the date of most recent stockholder approval. If the proposed amendment and restatement of the 2006 Plan is not approved by stockholders, the 2006 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the 2006 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2006 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2006 Plan, the following table provides information concerning the benefits that were received by the following persons and groups for the fiscal year ended June 30, 2013: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options			Other Awards
Name and Position	Average Exercise Price	Number (#)		Dollar Value ($)	Number (#)
Eric Vetter, Principal Executive Officer, Chief Financial Officer and Chief Administrative Officer	1.73	575,000	(1)	151,500	75,000
Daniel Mendez, Vice President, General Manager, Intellectual Property Division	—	—		982,500	750,000
Timothy Robbins, Vice President, General Manager, Intellectual Property Division	—	—		982,500	750,000
Michael C. Mulica, Former Chief Executive Officer	—	—		766,500	375,000
Anne K. Brennan, Former Senior Vice President and Chief Financial Officer	—	—		65,500	50,000
All current executive officers, as a group	1.73	575,000		2,948,500	2,000,000
All non-employee Directors	N/A	N/A		N/A	N/A
All current employees who are not executive officers, as a group	1.90	236,000		652,250	335,000

(1)	Includes an option to purchase 75,000 shares that was approved by the Compensation Committee on June 3, 2013. Per Company policy, this option was granted on July 15, 2013.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments,” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2006 Plan may be limited to the extent that the Principal Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2006 Plan is structured to allow certain awards to qualify as performance-based compensation.

Required Vote

At the Annual Meeting, the Company will ask its stockholders to approve the proposed amendment and restatement of the 2006 Plan.

This proposal requires the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the adoption of the amendment and restatement of the Amended and Restated 2006 Stock Incentive Plan.

PROPOSAL 4:

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1999 DIRECTORS EQUITY COMPENSATION PLAN

Proposal

On September 12, 2013, the Board of Directors approved an amendment and restatement of the Company’s 1999 Directors’ Plan, in the form of the Second Amended and Restated 1999 Directors’ Equity Compensation Plan (the “Restated Plan”). The Restated Plan increases the aggregate number of shares authorized for issuance under the Restated Plan by 2,000,000 shares to 3,650,000 shares of common stock, subject to stockholder approval, and makes certain other changes to the plan This increase was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our non-employee directors and to ensure that we can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. At the same time, our Board approved certain other changes to the 1999 Directors’ Plan as described below. A copy of the Restated Plan is attached as Annex D to this Proxy Statement and is incorporated herein by reference.

Proposal 4 seeks stockholder approval of the increase in the aggregate number of shares authorized for issuance under the Restated Plan.

Summary of Material Features of the Restated Plan

The material features of the Restated Plan are:

•	The maximum number of shares of common stock to be issued under Restated Plan is increased, by 2,000,000 shares, from 1,650,000 shares to 3,650,000 shares;

•

The Restated Plan has been revised to allow for discretionary grants to non-employee directors for service on the Board, committees of the Board and/or for service as Chairman of the Board, but the maximum discretionary grant made to any such director shall not exceed 500,000 shares per calendar year;

•	No more than 2,000,000 shares of common stock may be issued pursuant to awards of restricted stock units or restricted stock bonuses;

•

For purposes of the overall share limit under the Restated Plan, upon a distribution of a stock appreciation right or restricted stock units, the number of shares covered by the stock appreciation right or restricted stock unit shall be deemed delivered regardless of whether such distribution is in cash or in shares;

•	The award of non-qualified stock options, stock appreciation rights, restricted stock bonuses and restricted stock units is permitted;

•	Stock options and stock appreciation rights will not be repriced (including by way of cancellation and regrant) without stockholder approval.

•	Any material amendment to the Restated Plan is subject to approval by our stockholders; and

•	The expiration of the Restated Plan will be extended until November 12, 2023, which is ten years from the date of the annual meeting.

The shares of common stock underlying any awards under the Restated Plan that expire, are canceled or are otherwise terminated, in whole or in part, without having been exercised in full are added back to the shares of common stock available for issuance under the Restated Plan. Shares retained by the Company upon the vesting, exercise or redemption of an award in order to satisfy the exercise price for such award or withholding taxes will not be added back to the shares authorized for issuance under the Restated Plan.

If our request to increase the share reserve of the Restated Plan by an additional 2,000,000 shares is approved by stockholders, we will have approximately 2,007,912 shares available for grant after the Annual Meeting, which is based on 7,912 shares available for grant under the Restated Plan at August 31, 2013 and the 2,000,000 shares subject to this proposal. Our Compensation Committee determined the size of the requested share increase based on projected equity awards to existing directors and any new directors and any discretionary grants, and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. See the discussion of our dilution and burn rate under “Rationale for Share Increase” in Proposal 3 relating to our 2006 Plan. We anticipate that if our request to increase the share reserve is approved by stockholders, it will be sufficient to provide equity incentives to our directors through the next twenty-four months. We also note that we stopped making grants under our 1999 Directors’ Plan earlier this year because there were no longer any shares available for grant under that plan. Accordingly, if our request to increase the share reserve is approved by stockholders, we will use a portion of those shares to satisfy pending (yet ungranted) equity awards to certain of our directors, in an aggregate amount of 856,750 shares of common stock as of November 30, 2013.

Summary of the 1999 Directors’ Plan

The following description of certain features of the Restated Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Restated Plan that is attached hereto as Annex D.

Plan Administration. The Restated Plan is administered by the Board. The Board may delegate to a committee of two or more directors the authority to administer the Restated Plan.

Eligibility. Persons eligible to participate in the Restated Plan are non-employee directors of the Company. Seven non-employee directors are currently eligible to participate in the Restated Plan.

Plan Limits. No more than 2,000,000 shares may be issued pursuant to awards of restricted stock bonuses or restricted stock units under the Restated Plan. No more than 500,000 shares per calendar year may be granted to any one director pursuant to a discretionary award under the Restated Plan.

Automatic Grants to Non-Employee Directors. All non-employee directors shall receive a first award and an annual award in the manner established by the Restated Plan as described below.

First Award. On the day of his or her election or appointment to the Board, each new non-employee director, will be granted an option to purchase a certain number of shares of common stock (or stock appreciation rights) and a restricted stock bonus (or restricted stock units) covering a certain number of shares of our common stock, in each case as determined by the Board. Each option and restricted stock bonus granted pursuant to a first award shall vest in three equal annual installments commencing on the one-year anniversary of the date of grant and ending on the three-year anniversary of the date of grant so long as the director remains in continuous service as a director of the Company on each such vesting date. Currently new non-employee directors are awarded an option to purchase 24,000 shares of our common stock and 18,000 restricted stock units as a first award.

Annual Award. On the date of each Annual Meeting of the Stockholders, each person who is a non-employee director on that date following the Annual Meeting’s adjournment will receive an annual award grant consisting of stock options (or stock appreciation rights) and a restricted stock bonus (or restricted stock units), in each case as determined by the Board. The number of shares of our common stock subject to the annual award will depend on the number of months served as a non-employee director in the prior calendar year, according to the following table (except that these amounts will be prorated if the number of shares subject to such awards exceeds the shares available for issuance under the Restated Plan):

Number of Months of Service as a Non-Employee Director for the Prior Calendar Year	Annual Award
Less Than Two Months	No Annual Award
Two Months or More But Less Than Five Months	One-Third of the Annual Award
Five Months or More But Less Than Eight Months	Two-Thirds of the Annual Award
More Than Eight Months	Full Award

Each option (or stock appreciation right) and restricted stock bonus (or restricted stock unit award) granted pursuant to an annual award shall vest in three equal annual installments on each of the three subsequent Annual Meetings of Stockholders so long as the director remains in continuous service as a director of the Company on each such vesting date. Currently new non-employee directors are awarded an option to purchase 24,000 shares of our common stock and 18,000 restricted stock units as an annual award (pro-rated as described above).

Discretionary Grants to Non-Employee Directors. In addition to the first award and the annual award described above, the Board has the authority under the Restated Plan to make discretionary grants to non-employee directors for service on the Board, service on committees of the Board and/or for service as Chairman of the Board. No more than 500,000 shares year may be granted to any one director pursuant to a discretionary award under the Restated Plan per calendar year. Currently, non-employee directors are awarded an annual restricted stock unit retainer with a value of $40,000, based on the 30-day trailing average from January 1st of each year. In addition, the Chairman of the Board is currently awarded an annual retainer of restricted stock units with a value of $20,000, based on the 30-day trailing average from January 1st of each year. Members of the committees of the Board currently receive annual restricted stock unit retainers in the following values:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	IP Committee
Chairman	$40,000	$12,500	$12,500	$225,000
Member	$30,000	$9,000	$9,000	$9,000

Restricted stock unit awards for service on committees of the Board are granted quarterly and the amounts are based on the 30-day trailing average from the date of grant.

Terms and Conditions of Options. The exercise price per share of a stock option will be equal to the fair market value of the common stock on the date of grant. The non-employee director may pay the exercise price in cash, check, other shares having a fair market value on the date of surrender equal to the exercise price, any combination of these forms of payment or, if permitted under the terms of the applicable option, by any other consideration or method of payment permitted under applicable corporate law. Shares delivered to pay the exercise price of a stock option must have been held for such minimum period of time, if any, as required by the Board.

Terms and Conditions of Stock Appreciation Rights. The exercise price per share of a stock appreciation right will be equal to the fair market value of the common stock on the date of grant. Stock appreciation rights may be paid in stock, cash or a combination thereof in the Board’s discretion.

Terms and Conditions of Restricted Stock Bonuses and Restricted Stock Units. If a non-employee director’s service terminates for any reason, all shares covered by unvested restricted stock bonuses and restricted stock units shall revert to the Restated Plan and all unvested restricted stock bonuses and restricted stock units shall terminate. To the extent permitted by the Board in the terms of the agreement evidencing an award of restricted stock units, a non-employee director may elect to defer receipt of the value of the shares otherwise deliverable upon the vesting of restricted stock units if such election complies with the procedures established by the Board and applicable law, including Section 409A of the Code.

Stock Appreciation Rights in Lieu of Options. The Board has the right to make grants under the Restated Plan in the form of stock appreciation rights rather than in stock options. Stock appreciation rights that are granted in lieu of stock options will cover the same number of underlying shares and shall vest according to the same schedule as the stock options for which the stock appreciation rights have been substituted. The Board may establish other terms and conditions on redemption of stock appreciation rights not inconsistent with the specific terms of the Restated Plan.

Restricted Stock Units in Lieu of Restricted Stock Bonuses. The Board has the right to make grants under the Restated Plan in the form of restricted stock units rather than in restricted stock bonuses. Restricted stock units that are granted in lieu of restricted stock bonuses will cover the same number of underlying shares and shall vest according to the same schedule as the restricted stock bonuses for which the restricted stock units have been substituted. The Board may establish other terms and conditions on redemption of restricted stock units not inconsistent with the specific terms of the Restated Plan.

Change of Control Provisions. The Restated Plan provides that, in the event of a “corporate transaction” or “change of control,” each as defined in the Restated Plan, each outstanding award will be (a) continued by the Company, (b) assumed by the successor to the Company or a parent or subsidiary of the Company or (c) substituted with an equivalent award. If the outstanding awards will not be so continued, assumed or substituted, the awards will terminate upon such corporate transaction or change of control; provided, however, each award recipient will have the right to exercise or redeem his or her awards immediately prior to the consummation of the corporate transaction or change of control as follows: (i) in the event of a corporate transaction, each award recipient will have the right to exercise or redeem his or her awards to the extent he or she had the right to exercise or redeem those awards immediately prior to the consummation of the corporate transaction and (ii) in the event of a change of control, each award shall become fully vested and the award recipient will have the right to exercise or redeem his or her awards in their entirety.

Suspension or Termination of Awards. If the Chief Executive Officer or his or her designee reasonably believes that a recipient has committed an act of misconduct, the Chief Executive Officer or such designee may suspend such recipient’s right to vest in, exercise or redeem any award or receive shares pursuant to any award. Examples of “misconduct” include, but are not limited to, embezzlement, fraud, breach of fiduciary duty or unauthorized disclosure of our confidential information. If the Board (excluding the recipient accused of misconduct) determines that the recipient has engaged in misconduct, all awards held by the recipient shall be forfeited immediately upon such determination.

Adjustments for Stock Dividends, Stock Splits, Etc. The Restated Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Restated Plan, to certain limits in the Restated Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary dividends and similar events.

Amendments and Termination. The Board may amend, suspend or terminate the Restated Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules. The Board may not reprice outstanding options or stock appreciation rights, by amendment or by cancellation and regrant (of a new award or cash), without stockholder approval.

Effective Date of the Restated Plan. The Board adopted the Restated Plan on September 12, 2013, and the increase in the number of shares reserved under the Restated Plan becomes effective on the date it is approved by stockholders. No awards may be granted under the Restated Plan after ten years from the date of stockholder approval. If the increase in the number of shares of common stock reserved under the Restated Plan is not approved by stockholders, the Restated Plan, with the exception of the increase in the number of shares reserved under the Restated Plan, will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the size of awards and grant of certain awards under the Restated Plan are within the discretion of the Board, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Restated Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Directors’ Plan, the following table provides information concerning the benefits that were received by the following persons and groups for the fiscal year ended June 30, 2013: each current director who is not an executive officer and all current directors who are not executive officers, as a group. However, for the fiscal year ending June 30, 2014, the Board intends to make first awards, annual awards and discretionary awards to the non-employee directors in the amounts stated above.

	Options		Restricted Stock Units
Name and Position	Average Exercise Price	Number (#)	Dollar Value ($)	Number (#)
Philip A. Vachon	—	—	—	—
William Marino	—	—	—	—
Mark Jensen	1.30	24,000	32,829	22,706
Peter A. Feld	1.31	24,000	23,580	18,000
David Lockwood	1.86	24,000	33,480	18,000
Gregory P. Landis	—	—	—	—
Michael C. Mulica	—	—	—	—
All current non-employee directors, as a group	1.49	72,000	89,889	58,706

In addition, as described above, we stopped making grants under the 1999 Directors’ Plan earlier this year because there were no longer any shares available for grant under that plan. If the amendment and restatement of the 1999 Directors’ Plan is approved, we intend to make pending grants to certain of our directors in the amounts set forth in the table below.

	Options		Restricted Stock Units
Name and Position	Average Exercise Price(1)	Number (#)	Dollar Value ($)(2)	Number (#)
Philip A. Vachon		32,000		356,474
William Marino		32,000		39,739
Mark Jensen		24,000		77,114
Peter A. Feld		24,000		78,063
David Lockwood		24,000		57,802
Gregory P. Landis		32,000		37,557
Michael C. Mulica		24,000		18,000
All current non-employee directors, as a group		192,000		664,749

(1)	The exercise price for the pending stock options cannot be determined at this time but will be equal to the fair market value of the common stock on the date of grant.
(2)	The dollar value for the pending restricted stock unit awards will be determined based upon the 30-day trailing average of the common stock on the date such grants would have been made pursuant to the terms of the Directors’ Plan and the Board compensation policy.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Restated Plan. It does not describe all federal tax consequences under the Restated Plan, nor does it describe state or local tax consequences.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the Restated Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Required Vote

At the Annual Meeting, the Company will ask its stockholders to approve the proposed amendment and restatement of the 1999 Directors’ Plan.

This proposal requires the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the adoption of the amendment and restatement of the 1999 Directors’ Equity Compensation Plan.

Equity Compensation Plan Information

The following table provides information as of June 30, 2013 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2006 Plan, the 2001 Stock Compensation Plan, the 1999 Employee Stock Purchase Plan, the 1996 Stock Plan and the 1999 Directors’ Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights Shares in Thousands		Weighted Average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders:	7,330	(1)	2.03	(2)	893
Equity compensation plans not approved by security holders:	77		2.04		450
Total	7,407		2.03		1,343

(1)	Includes 5,851 shares of common stock issuable upon the exercise of outstanding options and 1,450 shares of common stock issuable upon the vesting of restricted stock units. Does not include 106 shares of restricted stock as they have been reflected in our total shares outstanding.
(2)	Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accounting firm, for the fiscal year ending June 30, 2014 and has further directed that management submit the selection of KPMG LLP as our independent registered public accounting firm for ratification by the stockholders at the 2013 Annual Meeting. KPMG LLP has audited our financial statements since December 1994. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with Audit Committee policy, all services provided by KPMG LLP in fiscal 2013 were pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The pre-approval is for a particular defined task or scope of work and is subject to a specific budget. In connection with the pre-approval policy, the Audit Committee considers whether the categories of pre-approved services are consistent with the applicable SEC rules on auditor independence. For the fiscal year ended June 30, 2013, Unwired Planet’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to us by KPMG LLP.

Audit and Audit Related Fees

Aggregate fees billed by KPMG LLP for fiscal years 2013 and 2012 for professional services rendered to Unwired Planet are presented below (in thousands):

	FY 2013	FY 2012
Audit Fees:
Audit services, statutory audits, quarterly reviews and 1933 Act filings	$1,453	$1,610

Audit-Related Fees:
Accounting Consultation	—	—
Investigation	—	—

Tax Fees:
Income tax compliance and consulting	—	—

All Other Fees: (including financial information systems design and implementation)		—

Total fees	$1,453	$1,610

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014.

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that Unwired Planet specifically incorporates it by reference into such filing.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The Audit Committee is currently comprised of three outside Directors, all of whom are independent under Rule 10A-3 of the Exchange Act and Rule 5605(a)(2) of the NASDAQ listing standards. The Audit Committee Charter is posted on Unwired Planet’s Investor Relations website at www.unwiredplanet.com in the “Investors” section under the Corporate Governance.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2013 and the audit of the effectiveness of Unwired Planet’s internal control over financial reporting with management. The Audit Committee has discussed with our independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP such firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2013 be included in Unwired Planet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC.

Audit Committee

Mark Jensen (Chair)

Peter Feld

David Lockwood

PROPOSAL 6

ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, known as the Dodd-Frank Act, this proposal, commonly known as a say-on-pay proposal, gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices.

The goal for our executive compensation program is to attract, motivate and retain qualified executives through competitive compensation packages. We believe that the compensation paid to our named executive officers should be substantially dependent on our financial performance and the value created for our stockholders. Our Compensation Committee has designed our executive compensation program to support a strong pay-for-performance philosophy while maintaining an overall level of compensation that it believes is fair, reasonable and responsible. The Compensation Discussion and Analysis, beginning on page 51 of this proxy statement, describes our executive compensation program and the decisions made by the Compensation Committee in 2013 in more detail. Highlights of the program and the principles guiding our executive compensation decisions include the following:

•	Use of an independent compensation consultant engaged by the Compensation Committee;

•

Structuring a substantial portion of each name executive officer’s total direct compensation (consisting of base salary, annual target bonus and annual equity awards) to include long-term equity incentive awards and variable, performance-based annual cash compensation to achieve an appropriate balance between our long-term and short-term performance goals, with the objective of establishing a positive relationship between operational performance and stockholder return;

•	Providing an overall level of compensation that is externally competitive, internally equitable and performance-driven; and

•

Ensuring that total compensation levels are reflective of our financial performance and provide our named executive officers with the opportunity to earn above-market total compensation for exceptional business performance.

We believe that our compensation programs for our named executive officers are instrumental in helping us achieve our strong strategic and financial performance. Accordingly, we are asking our stockholders to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Unwired Planet, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures that accompany the compensation tables contained in this proxy statement, is hereby approved.”

While the results of this advisory vote are not binding, the Compensation Committee and the Board will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 7

ELECTION OF DIRECTORS

Our Board is currently comprised of seven directors. Historically, directors have been elected for terms of three years, with approximately one-third of the directors subject to election each year. Three directors have terms expiring at the Annual Meeting. Accordingly, action will be taken at the Annual Meeting for the reelection of Philip A. Vachon, William Marino and Mark Jensen. The Nominating and Corporate Governance Committee has recommended, and the Board has nominated, the Class II directors, Philip A. Vachon, William Marino and Mark Jensen, to stand for election at this 2013 Annual Meeting. As described in more detail under Proposal 1 on page 8 of this Proxy Statement, the Board is recommending to the stockholders that actions be taken such that the Board be declassified. The term of office to which Messrs. Vachon, Marino and Jensen will be elected depends on the outcome of the stockholder’s vote on Proposal 1.

If Proposal 1 is approved by the stockholders and if re-elected by the stockholders, Messrs. Vachon, Marino and Jensen will hold office until the 2014 annual meeting of stockholders and until their respective successors are elected and qualified or until such director’s earlier resignation or removal; or

If Proposal 1 is not approved by the stockholders and if re-elected by the stockholders, Messrs. Vachon, Marino and Jensen will hold office until the 2016 annual meeting of stockholders and until their respective successors are elected and qualified or until such director’s earlier resignation or removal.

The Board is also composed of:

•	two Class III directors (Peter Feld and David Lockwood), whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2014; and

•	two Class I directors (Gregory Landis and Michael Mulica), whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2015.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the named nominees to the Board of Directors.

Business Experience of Directors

The information with respect to each director nominee and continuing director includes the principal occupations in which he has been engaged, and the directorships in which he has served, in each case during the past five years. The information below is furnished by each respective director. There are no family relationships among any of Unwired Planet’s directors or its executive officers.

Proposed Director Nominees for Election in 2013.

Philip A. Vachon has served as one of our directors since June 2013 and as Chairman of the Board since July 2013. In 2009, Mr. Vachon co-founded IPMG AG, a privately-held global intellectual property licensing firm, where he currently serves as a director. From 2006 to 2008, Mr. Vachon advised one of the world’s largest patent holders on licensing to the telecommunications industry. Mr. Vachon served as President of Liberate International, a software and services firm that serviced the telecommunications industry, from 2003 to 2007. Mr. Vachon previously served on the board of directors of Hostess Brands from 2007 to 2009. The Nominating and Corporate Governance Committee believes that Mr. Vachon’s experience as an executive officer at several technology companies and in the telecommunications licensing industry qualifies him to serve as the Chairman of the Board.

William Marino has served as one of our directors since June 2013. Mr. Marino is currently Chief Executive Officer of Pragmatus LLC, a privately-held intellectual property licensing firm. Since January 2011, Mr. Marino has served as Chief Intellectual Property Officer of ObjectVideo, a provider of intelligent video analytics software for security, public safety, business intelligence and other applications. From October 2007 to June 2010, Mr. Marino served as Chief Executive Officer of Saxon Innovations, LLC, an intellectual property licensing company in the networking, wireless and wired voice and data communications industry. From October 2005 until June 2010, Mr. Marino also served as partner and General Counsel for Altitude Capital Partners, a private investment fund focused on investing in intellectual property. Mr. Marino holds an undergraduate degree in Biochemistry from the University of Massachusetts and a Juris Doctor from Suffolk University, and he is registered to practice before the U.S. Patent and Trademark Office. Mr. Marino brings to the Board significant experience in intellectual property licensing and strategy matters, and the Nominating and Corporate Governance Committee believes that his industry knowledge makes him a qualified Board member.

Mark Jensen has served as one of our directors since October 2012. From October 2001 until his retirement in June 2012, Mr. Jensen was an executive at Deloitte & Touche LLP, where he held a variety of positions, including U.S. Managing Partner-Audit and Enterprise Risk Services, Technology Industry and U.S. Managing Partner-Venture Capital Services Group. Mr. Jensen currently serves on the boards of directors of Lattice Semiconductor Corporation, a developer and manufacturer of semiconductor devices, and ForeScout Technologies, Inc., a leading provider of real-time network security solutions for business enterprises and government organizations. Prior to joining Deloitte & Touche LLP, Mr. Jensen was the Chief Financial Officer of Redleaf Group. Mr. Jensen brings to the Board significant experience and in-depth knowledge of public company financial reporting and accounting, specifically with companies in the technology industry. His numerous leadership positions at two international accounting firms is extremely valuable to the Board in its oversight of the Company’s financial reporting and filing obligations.

Directors Continuing in Office with Terms Expiring in 2014.

Peter A. Feld has served as one of our directors since July 2011 and served as our Chairman from September 2011 to July 2013. Since April 2011, Mr. Feld has served as a member of Starboard Principal Co GP LLC and a member of the Management Committees of Starboard Value GP LLC and Starboard Principal Co GP LLC. From November 2008 to April 2011, Mr. Feld served as a Managing Director of Ramius LLC and a Portfolio Manager of Ramius Value and Opportunity Master Fund Ltd. From February 2007 to November 2008, Mr. Feld served as a Director at Ramius LLC. Mr. Feld joined Ramius LLC as an Associate in February 2005. From June 2001 to June 2004, Mr. Feld was an investment banking analyst at Banc of America Securities, LLC. Mr. Feld currently serves as a member of the board of directors of Integrated Device Technology, Inc., a company which designs, develops, manufactures and markets a range of semiconductor solutions for the advanced communications, computing and consumer industries. Mr. Feld previously served on the board of directors of SeaChange International, Inc., a leading global multi-screen video software company, from December 2010 to January 2013, on the board of directors of CPI Corp. from July 2008 to July 2009 and on the board of directors of Sharper Image Company from August 2007 to January 2008. Mr. Feld received a BA in economics from Tufts University. The Nominating and Corporate Governance Committee believes that Mr. Feld’ s extensive knowledge of the capital markets and corporate governance practices as a result of his investment and private equity background makes him an important resource for the Board as it assesses business strategy.

David Lockwood has served as one of our directors since January 2013. Since June 2012, Mr. Lockwood has served as Chief Executive Officer and President of EnergySolutions, Inc., an environmental services and technology company. Prior to EnergySolutions, Mr. Lockwood was Chairman and Chief Executive Officer of Liberate Technologies, a publicly traded provider of applications and services to the telecommunications, satellite and cable industries. Before Liberate Technologies, Mr. Lockwood was CEO and President of Intertrust Technologies, a supplier of digital rights management and computing systems. In addition to his experience leading public companies, Mr. Lockwood has worked in the financial services industry, including Managing Partner of the Valueact Small Cap Fund and a Managing Director of Goldman Sachs. Mr. Lockwood has served on the board of numerous private and public companies, and currently is a member of the board of directors of Steinway Musical Instruments, Inc. David has been a lecturer on the faculty of the Stanford Graduate School of Business and currently serves as a board member of USTAR, the Utah Science and Technology Research Initiative. Mr. Lockwood holds a B.A. from Miami University of Ohio and an M.B.A from the Graduate School of Business at the University of Chicago. The Nominating and Corporate Governance Committee believes Mr. Lockwood’s qualifications to sit on the Board include his management experience in the telecommunications and technology industries.

Directors Continuing in Office with Terms Expiring in 2015.

Gregory P. Landis has served as one of our directors since July 2013. Since January 1, 2013, Mr. Landis has served as General Counsel of TerraPower LLC, a nuclear energy research and development company. From November 2007 until June 2011, Mr. Landis served as General Counsel at Intellectual Ventures, an invention and patent acquisition and licensing company. Mr. Landis was the General Counsel of Vulcan Inc. from 2005 to 2007, and from 1995 to 2005 was the General Counsel of AT&T Wireless, where he also served as Executive Vice President and Corporate Secretary. He is a member of the board of directors of the Lawyers’ Committee for Civil Rights, a public policy and advocacy organization, and a prior member of the boards of CTIA, a wireless communications trade association, and the Seattle Children’s Theater. He also previously served as Chairman of the Board of Equal Justice Works, a non-profit organization that enables attorneys to provide pro bono legal services to communities in need. The Nominating and Corporate Governance Committee believes that Mr. Landis’ extensive experience in the telecommunications industry, as well as in intellectual property licensing and acquisition matters, makes him well-suited to the Company’s business strategy and direction.

Michael C. Mulica has served as one of our directors since October 2011 and was Chief Executive Officer from October 2011 to June 2013. From June 2010 to July 2011, Mr. Mulica served as President and Head of Strategy and Corporate Development at Synchronoss Technologies, Inc., a leading provider of transaction management, cloud enablement and mobile connectivity services for connected devices, where he was primarily responsible for Synchronoss’s strategic and corporate development efforts. From December 2007 until June 2010, he served as the Chairman and Chief Executive Officer of FusionOne, a leader in mobile content portability which was acquired by Synchronoss in June 2010, where as chief executive officer he was responsible for the management and oversight of the company’s executive officers and of the business. From August 2003 until December 2007, he served as the Chairman and Chief Executive Officer of BridgePort Networks, a leader in mobile-to-Voice-Over-IP, where as chief executive officer he was responsible for the management and oversight of the company’s executive officers and of the business. He served as Senior Vice President of Worldwide Sales, Consulting and Support at Phone.com from October 1999 until its merger with Software.com in November 2000. Following the merger, which resulted in the formation of Unwired Planet, he served as Senior Vice President of Worldwide Customer Operations of Unwired Planet until 2003. In 2007, Mr. Mulica’s over 25 years of experience in the technology and communications industry, including experience with the formation of several multi-billion dollar technology segments, together with his role as Chief

Executive Officer of Unwired Planet, led to his appointment to the Unwired Planet Board of Directors. Mr. Mulica holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University, a B.S. in Business from Marquette University, and a Graduate Certificate in International Business from the Copenhagen Business School. The Nominating and Corporate Governance Committee believes that Mr. Mulica’s experience as an executive officer at several technology companies, his historical relationship with Unwired Planet and its predecessor companies and his commitment to Unwired Planet as our Chief Executive Officer contributed to the Board’s conclusion that he should serve as a director.

BOARD COMMITTEES AND MEETINGS

Board Committees and Meetings

During the fiscal year ended June 30, 2013, the Board held 15 meetings, comprised of 4 regular and 11 special meetings. During this period, each Board member attended 77% or more of the aggregate number of meetings of the Board and committees on which he served that were held during the period for which he was a director or committee member, as applicable. Scheduled Board meetings generally include a time for the independent directors to meet without management. The Board and its committees meet throughout the year as calendared in advance, and also hold special meetings and act by written consent in lieu of a meeting from time to time when appropriate.

Independence

As required under the applicable SEC rules and the listing standards of the NASDAQ Global Market, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. After review of the relevant transactions or relationships between each director, or any of his or her family members, and Unwired Planet, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that all members of the Board are independent within the meaning of the applicable NASDAQ listing standards, except for Mr. Mulica. In making its determinations, the Board found that none of these directors or nominees for director had a disqualifying relationship with Unwired Planet.

Board Committees

The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Intellectual Property Committee. The Board may form new committees, re-allocate the responsibilities of one committee to another, disband a current committee or determine to form ad-hoc committees, from time to time.

Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and Intellectual Property Committee is governed by a charter, a current copy of each of which is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance. Each of the Board’s standing committees has authority to engage its own legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities.

The members of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and Intellectual Property Committee as of September 13, 2013, are identified in the following table:

Director	Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee	Intellectual Property Committee
Peter Feld	✓		✓
Mark Jensen		✓	Chair
Gregory Landis	Chair			✓
David Lockwood		Chair	✓
William Marino		✓		✓
Michael Mulica
Philip Vachon				Chair

(1)	During the fiscal year ended June 30, 2013, the Audit Committee consisted of Ms. Abrams and Messrs. Feld, Beattie and Nothhaft until October 24, 2012 when Mr. Jensen joined the Committee. Mr. Beattie retired from the Committee November 14, 2012 and Mr. Nothhaft retired from the Committee January 14, 2013. Mr. Lockwood joined the Committee on July 26, 2013.
(2)	During the fiscal year ended June 30, 2013, the Compensation Committee consisted of Ms. Abrams and Messrs. Held, Beattie and Nagel until October 24, 2012 when Mr. Jensen joined the Committee. Messrs. Beattie, Held and Nagel retired from the Committee November 14, 2012.
(3)	During the fiscal year ended June 30, 2013, the Nominating and Corporate Governance Committee consisted of Ms. Abrams and Messrs. Feld and Held until November 14, 2012 when Mr. Held retired from the Committee. Ms. Abrams retired from the Board and the Nominating and Corporate Governance Committee on July 26, 2013. Mr. Landis joined the Committee on July 26, 2013.

Audit Committee

Our Audit Committee reviews our internal accounting procedures and considers and reports to the Board with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. The Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. On a routine basis, the Audit Committee meets separately with our independent auditors and invites select employees who work under the Chief Financial Officer to participate in its meetings. The Audit Committee charter requires that each of the members of the Audit Committee is (i) independent, as defined under SEC rules and NASDAQ listing standards, (ii) financially literate (able to read and understand financial statements at the time of appointment), and that (iii) at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The responsibilities and activities of the Audit Committee are described in greater detail in the Audit Committee Charter.

The Board determined that each member of the Audit Committee met the independence and financial knowledge requirements under the Audit Committee charter, the SEC rules, and the NASDAQ listing standards. The Board has also determined that Mr. Beattie and Ms. Abrams each qualify as an “audit committee financial expert” in accordance with SEC rules, based upon each member’s experience and understanding with respect to certain accounting and auditing matters. The Audit Committee held nine meetings during the fiscal year ended June 30, 2013.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee Unwired Planet’s compensation and employee benefit programs and practices, including, but not limited to:

•

establishment of corporate goals and objectives relevant to the compensation of Unwired Planet’s named executive officers and our other executive officers and evaluation of performance in light of these stated objectives;

•

evaluation of the performance of the named executive officers and determination and approval of, and in the case of our Chief Executive Officer recommendation to the Board for approval, the compensation and other terms of employment, including long-term incentive compensation, severance and change-in-control arrangements, of our named executive officers;

•

appoints, retains, compensates, terminates and oversees the work of any independent experts, consultants and other advisers, reviews and approves the fees and retention terms for such experts, consultants and other advisers and considers at least annually the independence of such consultants;

•

review and administration of Unwired Planet’s general compensation plans and other employee benefit plans, including incentive-based compensation and equity compensation plans and other similar plans and programs; and

•	review with management Unwired Planet’s Compensation Discussion and Analysis, including the determination of whether to recommend that it be included in the proxy statement.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate to a subcommittee for any purpose it deems appropriate, including delegation to a subcommittee of the Board consisting of one or more members of the Board the authority to make awards to non-executive officers under the equity-based plans, in accordance with guidelines and policies set by the Compensation Committee. The responsibilities and activities of the Compensation Committee are described in greater detail under the heading “Compensation Discussion and Analysis” below.

For executives other than the Chief Executive Officer, the Compensation Committee considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer on which compensation determinations are then made. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines whether, and if so in what manner, to recommend to the full Board of Directors any adjustments to his compensation as well as awards to be granted. The Compensation Committee does not determine non-employee director compensation. Non-employee director compensation is determined by the Board pursuant to our Corporate Governance Principles. See “Corporate Governance Principles” below.

The Board has determined that each of the members of the Compensation Committee is independent as defined by the Nasdaq rules. In addition, each member of the Compensation Committee is an “outside director” as defined in Section 162(m) of the Internal Revenue Code, and is a “non-employee” director as defined under Section 16 of the Exchange Act. The Compensation Committee met five times during the year ended June 30, 2013. The Compensation Committee operates under a written charter adopted by our Board, a current copy of which is available in the Corporate Governance section of our website at www.unwiredplanet.com.

The Compensation Committee has the authority to engage its own outside advisors, including experts in particular areas of compensation, as it determines appropriate, apart from counsel or advisors hired by management. In 2013, the Compensation Committee retained Radford Consulting, an independent compensation consultant, which we refer to as Radford, to assist the committee in evaluating the compensation of our executive officers and directors.

Our Corporate Governance Guidelines and the charter of the Compensation Committee provide that any independent compensation consultant, such as Radford, engaged by the Compensation Committee works for the Compensation Committee, not our management, with respect to executive and director compensation matters. Please read the Compensation Discussion and Analysis included in this Proxy Statement for additional information on the role of, and amounts paid to, Radford in the compensation review process.

Intellectual Property Committee

Our Intellectual Property (IP) Committee serves as the representative of the Board for the purpose of assessing the Company’s licensing strategies and potential licensing opportunities and proposals. The IP Committee provides guidance and support to the Company’s management team on licensing matter, including the development of an overall licensing strategy, as well as on operational matters, including management of cost structure, staffing and agreements with third parties.

The responsibilities of the IP Committee include, but are not limited to:

•

Recommendations to Management on Licensing Strategy. The IP Committee oversees and makes recommendations regarding the development and execution of the Company’s licensing strategy, including review and recommendation of potential licensees, patent and market segmentation and potential enforcement actions to protect the Company’s intellectual property. In addition, the IP Committee and management jointly review the Company’s pipeline of licensing opportunities.

•

Recommendations to Board on Licensing Strategies. The IP Committee reports to the Board from time to time and makes recommendations to the Board concerning the development and execution of the Company’s licensing strategy, specific licensing opportunities and potential enforcement actions necessary or desirable to protect the Company’s intellectual property.

•	Review of Operations. The IP Committee reviews the Company’s operational and financial performance and compares it to the Company’s plan.

•	Financial Planning. The IP Committee consults with management on the preparation of budgets, operating plans and other forecasts and projections.

•

Review of Certain Agreements Contemplated by Plan. The IP Committee reviews and has the authority to approve any agreements or arrangements contemplated by a Board-approved operating plan involving expenditures in excess of $1,000,000 and less than $5,000,000 during the term of such agreement or arrangement.

•

Review of Certain Agreements Not Contemplated by Plan. The IP Committee reviews and makes recommendations to the Board as to any agreements or arrangements (1) not contemplated by a Board-approved operating plan or (2) contemplated by a Board-approved operating plan but involving expenditures in excess of $5,000,000 during the term of such agreement or arrangement.

The IP Committee held 2 meetings during the fiscal year ended June 30, 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating individuals to serve as our directors, advising the Board with respect to its composition, procedures and committees, evaluating incumbent directors, and assessing the performance of management. The Nominating and Corporate Governance Committee also oversees the development of our corporate governance matters. The responsibilities and activities of the Nominating and Corporate Governance Committee are described in greater detail in the Nominating and Corporate Governance Committee Charter.

The Nominating and Corporate Governance Committee is committed to a diversified board, seeking members from various professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional integrity. However, the Nominating and Corporate Governance Committee does not have a policy with respect to diversity considerations in the selection of director nominees. In furtherance thereof, the Nominating and Corporate Governance Committee evaluates Board nominees, which evaluation applies to both new director candidates as well as incumbent directors, in the context of the current composition of the Board, the operating requirements of Unwired Planet and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers the criteria for director qualifications set by the Board, as well as diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Unwired Planet to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee typically reviews such directors’ overall service to Unwired Planet during their term, including (i) the number of meetings attended, (ii) the level of participation, (iii) the quality of performance, (iv) and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee arranges for as many members of the Nominating and Corporate Governance Committee as it determines advisable to interview each potential candidate it is considering recommending to the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee believes that a candidate for director should have certain minimum qualifications. The Nominating and Corporate Governance Committee will generally consider such factors as (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, including public company board experience and international business experience, (ii) the ability to read and understand basic financial statements, (iii) having sufficient time to devote to the affairs of Unwired Planet, (iv) a reputation for personal integrity and ethics, (v) demonstrated excellence in his or her field, (vi) having the ability to exercise sound business judgment and (vii) the commitment to rigorously represent the long-term interests of the stockholders. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee reserves the right to modify these factors from time to time, taking into account the current needs of the Board in an effort to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee considers and evaluates any candidate who is properly recommended by stockholders, identified by members of the Board or our executives, or, at the discretion of the Nominating and Corporate Governance Committee, an independent search firm. During fiscal 2013, the Nominating and Corporate Governance Committee retained the services of Spencer Stuart, an executive search consulting firm, to assist in the identification and evaluation of potential director nominees for the Board.

Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to: Chairman, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Unwired Planet, Inc., 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended June 30, 2013.

Technology Advisory Committee

The Technology Advisory Committee consists of one board member (currently, Michael Mulica) who interfaces with the head of technology at the Company (currently, Daniel Mendez) as well as the many external technical advisors and historic inventors that were previously employed by the Company. This Committee apprises the Board of the status of these relationships and the productivity that results from these efforts.

Director Attendance at Stockholder Meetings

Although we do not have a policy regarding director attendance at stockholders meetings, all of our directors are invited to attend. All of the members of our Board attended the 2012 Annual Meeting of Stockholders except David Nagel, Brian Beattie and Gerald Held.

Communications with the Board

Stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), any Board committee or the Chair of any such committee by mail. All such correspondence may be sent addressed to the Board, any committee or any individual director, c/o Corporate Secretary, Unwired Planet, Inc., 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

All stockholder communications will be opened and reviewed by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies and send one copy to each director who is a member of the group or committee to which the envelope is addressed.

Corporate Governance Principles

Unwired Planet, the Board and each of its committees, review and monitor legal and governance matters, including the Sarbanes-Oxley Act of 2002, as well as SEC rules and NASDAQ listing standards. The Board and each of its committees intend to comply with all applicable rules, and will implement other corporate governance practices as the Board and its committees deem appropriate. The Board and its committees have established certain procedures and will continue to implement guidelines and procedures to comply with the Sarbanes-Oxley Act of 2002 and related rules adopted by the SEC and NASDAQ.

The Board has adopted, pursuant to the recommendations of the Nominating and Corporate Governance Committee, Corporate Governance Principles that reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing long-term stockholder value. These principles are intended to assist the Board in the exercise of its responsibilities. These principles are subject to modification from time to time by the Board pursuant to recommendations of the Nominating and Corporate Governance Committee. A copy of the Corporate Governance Principles is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance.

Code of Conduct and Ethics

The Board has adopted the Code of Conduct and Ethics that applies to all of our employees, including the principal executive officer, principal financial officer and principal accounting officer, and to all of our directors. The Code of Conduct and Ethics is available on our website at http://www.unwiredplanet.com in the “Investors” section under Corporate Governance. Unwired Planet intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waivers from, a provision of the Code of Conduct and Ethics, with respect to any director or executive officer, if any, by timely disclosing amendments and waivers on our website at www.unwiredplanet.com.

Board Leadership Structure

Pursuant to our Bylaws, the Board may appoint a chairman of the Board who will not be considered an officer of the Company. The Company does not have a policy as to whether the same person should serve as both the chief executive officer and chairman of the Board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for Unwired Planet at that time. From January 2008 to June 2013, we had a separate non-employee chairman and chief executive officer. We currently do not have a chief executive officer but we may fill that position in the future.

The Board of Directors’ Role in Risk Oversight

The Board has an active role in overseeing the management of Unwired Planet’s risks, which oversight it conducts directly as well as through its various standing committees that monitor risks inherent to their respective areas of oversight. In particular, the Board oversees management’s monitoring and assessing strategic risk exposure, including information regarding our liquidity and capital resources and decisions regarding the Company’s technology. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee also monitors legal and regulatory compliance, in addition to oversight of the performance of our internal controls and SOX related activities. In its periodic meetings with the internal auditors and the independent accountants, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls and assessment of business risks. The Compensation Committee oversees the management of risks relating to Unwired Planet’s compensation policies and programs and monitors whether our policies and programs have the potential to encourage excessive risk taking. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governances principles, including the risks associated with director independence and conflicts of interest, and it reviews risks related to legal and regulatory compliance as they relate to corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, each committee regularly reports such risks to the entire Board.

Compensation Risk Assessment

The Compensation Committee considers, in establishing and reviewing our compensation programs, whether the programs encourages unnecessary or excessive risk taking. Our compensation programs throughout the organization are designed to maintain an appropriate balance between long-term and short-term incentives by using a combination of compensation components, including base salary, short-term cash incentive awards, and long-term equity awards. Although not all employees in the organization have compensation comprised of all three of those components, the compensation programs are generally structured so that any short-term cash incentives are not likely to constitute the predominant element of an employee’s total compensation package and that other components will serve to balance the package. Based on the forgoing, the Compensation Committee has determined that our compensation programs do not encourage excessive risk taking and that our compensation policies and practices are not reasonably likely to have a material adverse effect on our business and operations. For a discussion of the primary components of the compensation packages for our named executive officers, please see the section below titled “Executive Compensation and Related Information—Compensation Discussion and Analysis.”

Director Stock Ownership Guidelines

Our Director Stock Ownership Guidelines recommend that each non-employee director acquire and hold Unwired Planet stock with a value equal to three times the current annual retainer, which is equivalent to $120,000 based on the current $40,000 annual retainer. Under these guidelines, non-employee directors have a four year period from either (i) November 23, 2009, the date of the implementation of these guidelines, or (ii) the date such non-employee director joined our Board, whichever is later, over which to achieve the target ownership level. As of September 1, 2013, one of our non-employee directors had fully reached the minimum requirements and the remaining six non-employee directors were still in the phase-in period to acquire the recommended number of shares.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee, all of whom are independent directors, are David Lockwood (Chair), Mark Jensen and William Marino. None of the members of the Compensation Committee during fiscal 2013 (i) was an officer or employee of Unwired Planet or any of our subsidiaries, (ii) was formerly an officer of Unwired Planet or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions in this Proxy Statement.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval and Ratification of Transactions with Related Persons

Our Code, generally described under the heading “Code of Conduct and Ethics” above, provides our written policies and procedures for the review of any activities by a director, executive officer or employee or members of their immediate families which create or appear to create an actual or potential conflict between the individual’s interests and our interests. The Audit Committee is responsible for interpreting our Code, reviewing reports of alleged breaches of such Code and granting waivers of or approving amendments of such Code. The Audit Committee is responsible for reviewing past or proposed transactions between Unwired Planet and related persons.

Our Code requires all of our employees, executives, directors, agents and representatives, including contractors and contingent workers, to avoid any activity or personal interest that creates or appears to create a conflict of interest with us, and requires all of our personnel to disclose any such activity or interest to management. Our employees and directors must disclose any relationship with outside firms where they have any influence on transactions involving purchases, contracts or leases with such firm. Employees are directed to report such potential or actual conflicts to their supervisors, the Chief Financial Officer or Chief Executive Officer, and management is directed to review and make a report to the Chief Financial Officer or Chief Executive Officer. The Chief Financial Officer or Chief Executive Officer or his/her designee then reviews the situation, and if an actual conflict of interest exists, must disclose such facts and circumstances to the Audit Committee, which oversees treatment of such issues and reviews and resolves the individual matters presented. Our directors and executive officers are required to obtain the prior written approval of the Audit Committee, or its designated member, following the full disclosure of all facts and circumstances before making any investment, accepting any position or benefits, or participating in any transaction or business arrangement that creates or appears to create a conflict of interest.

Related Transactions

Since July 1, 2012, there has not been, nor are there currently proposed, any transaction or series of similar transactions to which we were, or are to be, a party in which the amount exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our common stock, or an immediate family member of any of the foregoing, had or will have a direct or indirect material interest other than the compensation arrangements described below under the headings “Compensation of Executive Officers—Fiscal 2013” and “Director Compensation.”

Limitation of Liability and Indemnification

Our Certificate of Incorporation includes provisions that eliminate the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or to our stockholders;

•	for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law;

•	under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividends or unlawful stock purchase or redemption); or

•	for any transaction from which the director derives an improper personal benefit.

Our Certificate of Incorporation and bylaws further provide for the indemnification of our directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary. Indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of ours under the foregoing provisions, or otherwise. We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act may be against public policy as expressed in the Securities Act and may be unenforceable. We have entered into agreements to indemnify our directors and executive officers in addition to the indemnification provided for in our Certificate of Incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any of these people in any action or proceeding arising out of his or her services as a director or executive officer or at its request. We believe that these provisions and agreements are necessary to attract and retain qualified people to serve as our directors and executive officers.

EXECUTIVE OFFICERS

Our current executive officers and their ages as of September 1, 2013 are as follows:

Name	Age	Position
Eric Vetter	51	President, Chief Financial Officer and Chief Administrative Officer
Daniel Mendez	48	Executive Vice President and General Manager, Intellectual Property Division
Timothy Robbins	37	Executive Vice President and General Manager, Intellectual Property Division

The address of each executive officer is c/o Unwired Planet, Inc., 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

Eric Vetter has served as our Chief Financial and Administrative Officer since joining the Company in November 2012. In June 2013, he was also appointed as President of the Company. Mr. Vetter has worked in finance and operations roles in technology, appliances and gaming industries over the past 25 years. In 2012, Mr. Vetter was an internal commercial and operations excellence consultant to the President and CFO at Aristocrat Gaming. Prior to that, he spent 11 years with International Game Technology in a variety of positions, including Vice President of International Business Development and Senior Vice President of Finance and Accounting. Mr. Vetter holds a BS in Business Administration from the University of Nevada, Reno and a Masters in International Management from Thunderbird School of Global Management.

Daniel Mendez has served as our Vice President and General Manager, Intellectual Property Division since December 2011. From January 2011 to present, Mr. Mendez has also served as co-founder and Managing Director of Savoy Innovation Partners, an IP services firm. From October 2010 to December 2011, Mr. Mendez managed his personal investments. From October 1996 to October 2010, Mr. Mendez served as co-founder, Vice President and Chief Technology Officer of Good Technology, Inc., formerly Visto Corporation, a mobile technology company. Mr. Mendez received his BA in Computer Science with a concentration in Cognitive Psychology from Harvard University.

Tim Robbins has served as our Vice President and General Manager, Intellectual Property Division since November 2011. From January 2011 to present, Mr. Robbins has also served as cofounder and Managing Director of Savoy Innovation Partners, an IP services firm. From March 2004 to January 2011, Mr. Robbins served as Vice President and General Counsel of Good Technology, Inc. (formerly Visto Corporation), a mobile technology company. Mr. Robbins received his BA in Business/Economics from the University of California, Los Angeles and his JD from the University of Virginia, School of Law.

Former Chief Executive Officer

Michael Mulica. The biography of Mr. Mulica is provided with the biographies of our other directors under Proposal 7.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 1, 2013 by: (a) each of the executive officers and individuals named in the Summary Compensation Table; (b) each director and nominee for director named in Proposal 7; (c) all current executive officers and directors of Unwired Planet as a group; and (d) all those known by Unwired Planet to be beneficial owners of more than five percent (5%) of its outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of September 1, 2013 approximately 100,395,155 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within 60 days of September 1, 2013, these shares are treated as if outstanding for that person, but not for any other person.

The following table indicates the total number of shares beneficially owned by the following persons, including shares subject to options exercisable within 60 days of September 1, 2013; however, unless otherwise indicated, these shares do not include any options or restricted stock awarded after September 1, 2013:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Peter A. Feld(2)	106,741	*
Mark Jensen	51,768	*
Gregory P. Landis	0
David Lockwood	40,129	*
William Marino	0
Michael Mulica(3)	2,075,000	2.07
Philip Vachon	0
Daniel Mendez	750,000	*
Timothy Robbins	750,000	*
Eric Vetter(4)	81,250	*
All current executive officers and directors as a group (10 persons)	3,654,888	3.84
Entities affiliated with Starboard Value LP, 599 Lexington Avenue, 19th Floor New York, NY 10022(5)	8,513,000	8.48
Kingdon Capital Management, 152 West 57th Street, 50th Floor New York, NY 10019(6)	4,553,476	4.54
Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor New York, NY 10106(7)	6,000,000	5.98
Entities affiliated with Indaba Capital Management, LLC, One Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129(8)	7,990,493	7.96

*	Less than 1% of the outstanding shares of common stock.
(1)	This table is based upon information supplied by each officer, director or beneficial owner of more than five percent, as the case may be, and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the table, the address for each person named above is c/o Unwired Planet, Inc., 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

(2)	Includes 18,667 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2013.
(3)	Includes 1,500,000 shares issuable upon exercise of outstanding options.
(4)	Includes 6,250 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 2013.
(5)	Based solely on information furnished in a Schedule 13D/A filed with the SEC on July 24, 2013, jointly by Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity S LLC, Starboard Value LP, Starboard Value GP LLC, Starboard Principal CO LP, Starboard Principal CO GP LLC, Jeffery C. Smith, Mark Mitchell and Peter A. Feld in which Starboard Value and Opportunity Master Fund Ltd reports beneficial ownership of 5,836,394 shares of our common stock (as to which it has sole voting and dispositive powers), Starboard Value and Opportunity S LLC reports beneficial ownership of 2,676,606 shares of our common stock (as to which it has sole voting and dispositive powers), and each of Starboard Value LP, Starboard Value GP LLC, Starboard Principal CO LP and Starboard Principal CO GP LP each report beneficial ownership of the 8,513,000 shares of our common stock collectively beneficially owned by Starboard Value and Opportunity Master Fund Ltd and Starboard Value and Opportunity S LLC (as to which each has sole voting and dispositive powers), and Jeffery C. Smith, Mark Mitchell and Peter A. Feld each report beneficial ownership of the 8,513,000 shares of our common stock collectively beneficially owned by Starboard Value and Opportunity Master Fund Ltd and Starboard Value and Opportunity S LLC (as to which each has shared voting and dispositive powers), representing the combined holdings of the reporting entities.
(6)	Based solely on information furnished in a Schedule 13G/A filed with the SEC on February 14, 2013 by Kingdon Capital Management, L.L.C. and Mark Kingdon (reporting beneficial ownership of 4,900,0010 shares as to which each has shared voting and dispositive powers).
(7)	Based solely on information furnished in a Schedule 13G filed with the SEC on April 20, 2012 by Soros Fund Management, LLC and George Soros and Robert Soros (reporting beneficial ownership of 6,000,000 shares as to which each has shared voting and dispositive powers).
(8)	Based solely on information furnished in a Schedule 13D filed with the SEC on July 8, 2013, jointly by Indaba Capital Management, LLC, Indaba Partners, LLC, Indaba Capital Fund, L.P. and Derek C. Schrier in which each of Indaba Capital Management, LLC, Indaba Partners, LLC, Indaba Capital Fund, L.P. and Derek C. Schrier report beneficial ownership of 7,990,493 shares of our common stock (as to which each has shared voting and dispositive powers).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended June 30, 2013, all executive officers, directors and 10% stockholders of Unwired Planet complied with applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Eric Vetter(1)	President, Chief Financial Officer and Chief Administrative Officer
Daniel Mendez(2)	Executive Vice President and General Manager, Intellectual Property Division
Timothy Robbins(3)	Executive Vice President and General Manager, Intellectual Property Division
Michael C. Mulica(4)	Former Chief Executive Officer
Anne K. Brennan(5)	Former Chief Financial Officer

(1)	Mr. Vetter was appointed Chief Financial Officer and Chief Administrative Officer in November 2012 and as President in June 2013.
(2)	Mr. Mendez was appointed Vice President, General Manager Intellectual Property Division in December 2011 and appointed Executive Vice President, Intellectual Property in January 2013.
(3)	Mr. Robbins was appointed Vice President, General Manager Intellectual Property Division in December 2011 and appointed Executive Vice President, Intellectual Property in January 2013.
(4)	Mr. Mulica resigned as Chief Executive Officer in June 2013.
(5)	Ms. Brennan resigned as Chief Financial Officer in November 2012.

Overview of Compensation Program and Philosophy

During fiscal 2013, Unwired Planet completed its transformation from a software-based business with strong intellectual property to an intellectual property business focused on realizing the value of its foundational mobile intellectual property. Throughout this process, the Board and the Compensation Committee have maintained a goal of reducing the company’s cost structure to be in line with its new streamlined mission. As a result of this significant reorganization, the Compensation Committee expects to update our peer group in the near term. The Compensation Committee will continue to work to ensure our compensation structures are aligned with those of our new peer group.

The Compensation Committee believes that our compensation programs for executive officers, including our named executive officers, should be designed to meet the following objectives:

•	attract and retain top performing executive officers who possess the high-quality skills and talent necessary to achieve our business objectives;

•

provide an executive compensation structure based on “pay for performance” that is not only competitive in our geographic area and industry sector, but is also internally equitable and consistent based on the level of responsibility for each executive position;

•	motivate and reward executive officers to perform to the best of their abilities; and

•	align our financial results and compensation paid to our executive officers in an effort to achieve both our current year and longer-term strategic business goals and objectives.

To meet these objectives, the Compensation Committee has implemented an executive compensation program based on the following policies:

•

pay executive officers base salaries that are competitive with other technology companies and companies in other relevant industries that are similar in size, with compensation set at levels that will attract and retain top quality executive talent;

•	pay for performance through a corporate bonus program that links compensation to measurable corporate performance targets and through merit increases based on company and individual performance;

•	create a sense of accountability surrounding strategy execution and key business objectives achievement; and

•	align the interests of our executive team, including our named executive officers, with those of our stockholders and reward them for creating stockholder value.

The Compensation Committee is responsible for monitoring compliance with these objectives and policies and, accordingly, is empowered to review and approve the annual compensation arrangements of our executive officers, including annual base salary, annual incentive bonus, equity compensation, employee benefits and perquisites, if any, and severance and change of control benefits. Historically, our compensation philosophy has been generally to compensate our executive officers at approximately the 50th percentile of our peer group companies for target performance, with respect to each element of our executive compensation. However, at the Compensation Committee’s sole discretion, it could provide compensation below, or in excess of, the 50th percentile peer group companies taking into account, among other things (i) the current economic and employment climate and/or (ii) the belief that an executive officer’s experience is key to our success.

Role of the Compensation Committee

The Compensation Committee approves, administers and interprets our executive compensation program. Taking into account Unwired Planet’s policies and objectives, the Compensation Committee has structured our compensation program to motivate our executive officers to achieve the business goals set by the Board and reward our executive officers for achieving such goals. The Compensation Committee utilizes a benchmarking process to help determine the base salary, short-term cash incentive and long-term incentive compensation targets for our executive officers, including our named executive officers. The Compensation Committee makes all compensation decisions, including equity awards, for the executive officers taking into consideration recommendations, if any, from management, the Human Resources Department and independent compensation consultants.

Role of the Principal Executive Officer in Compensation Decisions

Historically, the Chief Executive Officer reviewed the performance of each of our named executive officers as well as the other members of our executive management team, presented his findings to the Compensation Committee and made recommendations to the Compensation Committee for compensation components applicable to the fiscal year under consideration, including, but not limited to, base salary, short-term cash incentives and long-term equity incentives for each of the executive officers. The Chief Executive Officer was assisted by the Human Resources Department and independent compensation consultants in formulating these recommendations. The Compensation Committee considered the recommendations of the Chief Executive Officer, but made its own final determination with respect to the compensation of each of our executive officers. Further, the Compensation Committee either alone, or in consultation with the full Board, reviewed the performance of the Chief Executive Officer. Effective June 3, 2013, our Chief Executive Officer resigned, and we currently do not have a Chief Executive Officer; however, we expect that our President will assist the Compensation Committee in the future by providing reviews and input on the compensation of the other named executive officers.

Executive Compensation Consultant

The Compensation Committee Charter grants the Compensation Committee the sole authority to retain and terminate outside compensation consultants to assist the Compensation Committee in analyzing executive compensation and discharging its related duties. The Compensation Committee retained the services of Radford, an Aon Consulting Company, as an independent compensation consultant for fiscal 2013. Radford has served as the Compensation Committee’s compensation consultant since November 2009.

During fiscal 2013, Radford reported directly to the Compensation Committee. Radford provided limited advice to the Human Resources Department regarding equity grant guidelines and equity data analysis for our non-executive employees (as authorized by the Chair of the Compensation Committee).

During fiscal 2013, Radford provided the following services and the Compensation Committee took into account the results of Radford’s review in determining if any changes to executive compensation should be made.

•	Reviewed and provided recommendations on composition of the peer group and provided compensation data relating to executive officers at the selected peer group companies;

•	Conducted a comprehensive review of the total compensation arrangements for all of our executive officers;

•	Provided advice on executive officers’ compensation; and

•	Updated the Compensation Committee on emerging trends/best practices in the area of executive compensation.

Peer Company Executive Compensation Comparison

The Compensation Committee, with the advice of its independent compensation consultant, reviews and updates our peer group, as necessary, to ensure that the comparisons are meaningful. For fiscal 2013, the criteria identified by the Compensation Committee to be used for selecting our peer group included, but was not limited to, similarly-sized technology companies primarily focused on software/software programming, with revenues under $100 million, with a preference for companies under $50 million and a median number of approximately 100 or fewer employees. To assist the Compensation Committee in its deliberations on executive compensation for fiscal 2013, Radford collected and analyzed data against these criteria to provide recommendations to the Compensation Committee on the composition of our peer group.

For fiscal 2013, our peer group, as approved by the Compensation Committee, was comprised of the following companies:

8X8	E2Open	Iteris	Research Frontiers
Aware	Egain Communications	Peerless Systems	Simulations Plus
CEVA	GraphOn	Proofpoint	SPS Commerce
Decsion Diagnostics	Imagew are Systems	Pendrell	TigerLogic
Digimarc	Immersion	Procera Networks	Versant

Components of Executive Compensation

Consistent with our compensation philosophy, our executive compensation package consists of three main components: base salary, short-term cash incentive compensation and long-term equity incentive compensation. The Compensation Committee has determined that these three components, with the short-term cash incentive compensation and long-term equity incentive compensation portions of total compensation allocated to “at-risk” performance-based incentives, thereby linking pay to performance, best align the interest of our executive officers with those of our stockholders. In addition, the Compensation Committee believes that the elements that comprise the overall compensation for our executive officers enable us to offer competitive compensation packages to attract and retain the talent we need to pursue our strategic goals.

The Compensation Committee reviews relevant market compensation data, as provided by its compensation consultant, and uses judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that compensation is competitive and is structured to help us achieve our business objectives.

Base Salary

The Compensation Committee believes that appropriate base salaries should be used to recognize the experience, skills, knowledge and responsibilities required of each of our executive officers and to allow us to attract and retain officers capable of leading us toward the achievement of our business goals in competitive market conditions. At least on an annual basis, the Compensation Committee reviews the base salaries of our executive officers and, if necessary, makes adjustments to reflect performance and achievement of corporate and strategic goals, for the individual as well as Unwired Planet, and to reflect competitive market conditions. In addition, the Compensation Committee takes into account each executive officer’s ability: (i) to lead, organize and motivate others; (ii) to develop the skills necessary to mature with Unwired Planet; and (iii) to set realistic goals to be achieved for his or her area of responsibility.

In June 2013, the Compensation Committee reviewed the base salaries of our executive officers using the same methodology employed for setting base salaries in fiscal 2012. Based on this review, the Compensation Committee determined that salaries for executive officers of Unwired Planet would remain unchanged for the fiscal year ending June 30, 2014.

Short-Term Cash Incentives

Our short-term cash incentives are designed to provide cash incentive awards, expressed as a percentage of base salary, based on achievement of individual and corporate performance goals. For fiscal 2013, consistent with fiscal 2012, the Compensation Committee determined that short-term cash incentive pay would be paid in two installments, one for performance in the first half of the fiscal year, and one for performance in the second half of the fiscal year (the “2013 CIP”).

Mr. Mulica’s target short-term cash incentive compensation for the first half of fiscal 2013 was fixed and guaranteed at $100,000. For the second half of fiscal 2013, Mr. Mulica received 150% of his prorated wages totaling $232,197. Additionally, on February 14, 2013, in recognition of Mr. Mulica’s efforts in connection with the closing of the Company’s patent transaction with Ericsson, the Company’s Board of Directors awarded Mr. Mulica a $200,000 cash bonus.

Mr. Vetter’s target short-term cash incentive compensation under the 2013 CIP for fiscal 2013 was 75% of his annual base salary based on performance metrics approved by the Board, including financial management, company transition and financing goals. Mr. Vetter received a bonus of $136,198 for fiscal 2013, which was paid in August 2013. Pursuant to the terms of their employment offer letters, Mr. Mendez and Mr. Robbins were not eligible to participate in the 2013 CIP. Ms. Brennan’s target incentive for fiscal 2013 was 50% of her six month eligible wages.

In lieu of participation in the CIP, Mr. Mendez and Mr. Robbins are eligible for commission payments tied to our receipt of net patent proceeds, as further described below under the heading “Employment Arrangements and

Offers of Employment with Our Named Executive Officers.” For fiscal 2013, Mr. Mendez and Mr. Robbins did not receive any commission payments, as we did not generate any meaningful licensing revenue during the fiscal year.

Long-Term Incentives

The Compensation Committee uses equity compensation to motivate and reward strong corporate performance and as a means to attract and retain valued executive officers. Our equity compensation plans serve to align the interests of our executive officers with those of our stockholders by rewarding them for stock price growth and the achievement of individual performance goals through the execution of our corporate strategy.

Stock Options

Stock options are a major component of our compensation package for executive officers and were historically granted by our Compensation Committee to our new executive officers at the commencement of their employment. We have subsequently begun to grant restricted stock units in lieu of options upon commencement of employment. By having a portion of our executive officers’ total compensation in the form of stock options that vest over time, our executive officers are motivated to align themselves with our stockholders by taking actions that will benefit us and our stockholders in the long-term. Because our stock options are granted with an exercise price equal to the fair market value of our stock on the effective date of the grant, the interests of our executive officers are aligned with the interests of our stockholders because if our stock price does not increase, our executive officers do not realize any value from this component of their compensation. The Compensation Committee believes this is appropriate because our stockholders do not benefit from owning our stock unless the value of the stock increases. However, if our stock price increases over time, our executive officers will be rewarded by the increase in our stock price in the same manner as our stockholders.

Equity Award Determinations

The Compensation Committee determines the amounts of actual equity awards to executive officers based upon:

•	the potential contributions the executive officer can make to our success;

•	the executive officer’s expected progress toward non-financial goals within his or her area of responsibility;

•	the executive officer’s demonstrated ability to perform;

•	the executive officer’s experience and level of responsibility;

•	our retention goals for the executive officer;

•	the appropriate mix of compensation for the executive officer;

•	the fair value of the proposed stock option grant and resulting expense for accounting purposes;

•	the intrinsic (i.e., “in-the-money”) value of outstanding, unvested equity awards held by the executive officer and the degree to which such value supports our retention goals for the executive; and

•	the relative size of equity awards for individuals in similar positions at our peer group companies.

The Compensation Committee does not have a formula by which it determines which of these factors is more or less important, and the specific factors used and the weighting may vary among individual executive officers.

In determining the levels of equity awards to our named executive officers, the Compensation Committee considered both the recommendations of our Chief Executive Officer and the factors identified above. On August, 24, 2012 Ms. Brennan was awarded restricted stock units for her service as Chief Financial Officer. These shares vested upon Ms. Brennan’s achievement of certain performance criteria. On January 10, 2013, the Compensation Committee approved a grant of restricted stock units to each of Messrs. Mendez and Robbins. In determining the levels of equity award grants to Messrs. Mendez and Robbins, the Compensation Committee considered both the recommendations of our Chief Executive Officer and the factors identified above. The awards of restricted stock units are scheduled to vest in equal quarterly installments over a three-year period, with the vesting in each case being contingent on the executive officer’s continued employment with the company through the applicable vesting date. When determining the size equity awards granted to be awarded to Mr. Mulica in connection with his employment as our Chief Executive Officer through June 2013, the Compensation Committee considered both the recommendations of Radford and the factors identified above and determined that Mr. Mulica’s restricted stock unit grant would align his interests with those of our stockholders and would provide him with stock incentives to create stockholder value.

Perquisites and Other Benefits

We also provide our named executive officers with benefits generally available to our employees, such as healthcare and life and disability insurance as well as participation in Unwired Planet’s 401(k) plan. Our executive officers also participate in the Amended and Restated Executive Severance Benefit Policy and Mr. Vetter is party to a Change of Control Severance Agreement, each as discussed under “Potential Payments Upon Termination or Change-in-Control” in this proxy statement. These severance arrangements were adopted in an effort to establish consistency in our executive severance practices and to encourage retention of our executive talent. In July 2012, the Compensation Committee approved a $10,000 monthly travel stipend for Mr. Mulica’s travel and housing expenses in order to help manage such expenses and limit the Company’s costs.

Non-Binding Advisory Vote on Executive Compensation

At our 2012 Annual Meeting of Stockholders in November 2012, our stockholders cast a non-binding advisory vote on our executive compensation decisions and policies as disclosed in the proxy statement we issued in September 2012. Approximately 93% of the shares voted on the matter were cast in support of our compensation decisions and policies. The Compensation Committee considered this result and determined that it was not necessary at this time to make any material changes to our compensation policies and practices in response to the advisory vote.

Compensation Related to the Appointment of Unwired Planet’s President, Chief Financial Officer and Chief Administrative Officer

Effective as of November 8, 2012, Eric Vetter was hired as Chief Financial Officer and Chief Administrative Officer to replace Anne K. Brennan. In addition, effective June 3, 2013, Mr. Vetter was appointed as President of the Company in connection with Michael Mulica’s departure as Chief Executive Officer. As a result of Mr. Vetter’s appointment to serve as our President, Chief Financial Officer and Chief Administrative Officer, the Compensation Committee recommended and the Board approved the following compensation package for Mr. Vetter:

•	a base annual salary of $275,000, which was increased to $325,000 upon his appointment as President;

•

an annual bonus with a target equal to 50% of his annual base salary, which was increased to 75% of annual base salary in connection with his appointment as President, with the actual amount of the bonus to be determined based on Mr. Vetter’s individual performance as against performance metrics established by the Compensation Committee or the Board;

•

in connection with his hire as Chief Financial Officer and Chief Administrative Officer, Mr. Vetter was awarded a stock option to purchase 500,000 shares of Unwired Planet’s common stock, with an exercise price equal to the fair market value on the date of grant and subject to vesting over four years, with 25% of the shares vesting one year after the date of grant and the balance vesting in equal monthly installments thereafter, provided that Mr. Vetter remains in continuous service with Unwired Planet through the applicable vesting date; and

•

in connection with his appointment as President, Mr. Vetter was awarded (i) a stock option to purchase 75,000 shares of Unwired Planet’s common stock with an exercise price equal to the fair market value on the date of grant and subject vesting in equal monthly installments over three years, provided that Mr. Vetter remains in continuous service with Unwired Planet through the applicable vesting date; and (iii) 75,000 restricted stock units, subject to vesting in equal monthly installments over a three year period, provided that Mr. Vetter remains in continuous service with Unwired Planet through the applicable vesting date.

In addition, we entered into a change of control severance agreement (the “Change of Control Agreement”) with Mr. Vetter. Pursuant to the Change of Control Agreement, if Mr. Vetter’s employment is terminated by the Company without “cause” or if he resigns his employment, which resignation constitutes an “involuntary termination,” in either case within the period commencing two months prior to, and ending 18 months following, a “change of control,” then Mr. Vetter will be entitled to receive: (a) cash severance equal to 1.5x the sum of his annual base salary and target bonus; (b) accelerated vesting of all unvested equity awards; and (c) reimbursement for up to 18 months COBRA premiums for Mr. Vetter and his family. The terms “cause,” “involuntarily terminated” and “change of control” are all defined in the Change of Control Agreement.

The Compensation Committee, in determining Mr. Vetter’s compensation, was focused on implementing a pay-for-performance compensation package to motivate Mr. Vetter to align his interests with those of our stockholders; tying a substantial portion of Mr. Vetter’s compensation to his achievement of individual and corporate initiatives and objectives; and retaining Mr. Vetter.

Stock Ownership Guidelines

As part of our overall corporate governance and compensation practices, we have adopted stock ownership guidelines for our executive officers. These guidelines are designed to align our executive officers’ interests with our stockholders’ long-term interests by promoting long-term share ownership by our executive officers, thereby reducing the incentives for short-term risk taking by our executive officers. The guidelines recommend that all of our executive officers acquire and hold shares of our common stock with a value equivalent to $100,000 and that each executive officer should satisfy this standard within four years from the date of becoming an executive officer.

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the tax deductibility of certain compensation exceeding $1 million per year paid to Unwired Planet’s five most highly compensated executive officers at fiscal year-end. Pursuant to regulations issued by the Internal Revenue Service, certain “performance-based” compensation is exempt from the $1 million limit. The Compensation Committee’s policy is to structure the compensation of its executive officers, including the named executive officers, to the extent practical, so that none of such executive officers’ compensation becomes non-deductible under Section 162(m), however, the Compensation Committee could pay compensation in excess of this limit if appropriate.

The following Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that Unwired Planet specifically incorporates it by reference into such filing.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2013 and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

The Compensation Committee

David Lockwood (Chair)

Mark Jensen

William Marino

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides information concerning compensation of the individuals who served as Unwired Planet’s principal executive and financial officers during the fiscal year ended June 30, 2013 and two additional individuals who were the most highly compensated executive officers during fiscal 2013. We collectively refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation		Total ($)
Eric Vetter(3)	2013	181,771			151,500	(4)	344,195	(5)	136,198	(6)			813,664
President and Chief Financial Officer

Daniel Mendez(7)	2013	250,000			982,500	(8)							1,232,500
Executive Vice President,	2012	143,939	—		—		—		—		—		143,939
Intellectual Property

Timothy Robbins(9)	2013	250,000			982,500	(8)							1,232,500
Executive Vice President, Intellectual Property	2012	146,780	—		—		—		—		—		146,780

Michael C. Mulica(10)	2013	368,333	200,000	(11)	766,500		0		352,308	(11)	193,848	(12)	1,880,989
Former Chief Executive Officer	2012	295,000	300,000		592,000		1,348,200		100,000		482,179		3,117,379

Anne K. Brennan(13)	2013	105,682			89,000				52,841		683,556	(14)	931,078
Former Vice President and Chief Financial Officer	2012	300,000	—		679,000		272,725		—		—		1,251,725
	2011	300,000	—				—		—		—		300,000

(1)	Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 granted during the respective year. The assumptions used in the valuation of these stock awards and stock options are set forth in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.
(2)	Unless otherwise noted in the footnotes below, consist solely of amounts received by such individual pursuant to our short-term cash incentive program, the Executive Corporate Incentive Plan, for fiscal year 2013 and 2012, respectively. No amounts were paid under the Executive Corporate Incentive Plan for fiscal 2011.
(3)	Mr. Vetter was hired as Chief Financial Officer and Chief Administrative Officer on November 8, 2012 and was appointed as President on June 3, 2013.
(4)	Mr. Vetter was granted 75,000 restricted stock units (“RSUs”) on his appointment as President.
(5)	Mr. Vetter received an option to purchase 500,000 shares of our common stock upon hire and another option to purchase 75,000 shares of our common stock on his appointment to President.

(6)	Represents the 2013 CIP payment paid to Mr. Vetter in August 2013 for performance in fiscal 2013.
(7)	Mr. Mendez was appointed Vice President, General Manager IP Business Unit effective December 1, 2011 and was appointed Executive Vice President, IP on January 10, 2013.
(8)	Messrs. Robbins and Mendez were each granted 750,000 restricted stock units upon the signing of the Ericsson Transaction in January 2013.
(9)	Mr. Robbins was appointed Vice President, General Manager IP Business Unit effective December 1, 2011 and was appointed Executive Vice President, IP on January 10, 2013.
(10)	Mr. Mulica resigned from his position of Chief Executive Officer on June 3, 2013.
(11)	Mr. Mulica received a bonus of 200,000 in February 2013 for his contribution in the Ericsson Transaction. Pursuant to his Executive Incentive Plan, Mr. Mulica received a performance bonus of $100,000 on January 2013. In June 2013 Mr. Mulica received a bonus representing 150% of his 6 month prorated salary totaling $252,308.
(12)	Represents the $10,000 monthly stipend for commuting and housing expenses paid to Mr. Mulica for fiscal 2013 as well as severance payments through June 30, 2013 pursuant to the separation agreement between Mr. Mulica and the Company, dated February 14, 2013.
(13)	Ms. Brennan resigned as Chief Financial Officer effective November 11, 2012.
(14)	Represents the cash severance and COBRA payments for fiscal year 2013 paid to Ms. Brennan pursuant to the terms of her Amended and Restated Change of Control Severance Agreement, as amended.

Employment Arrangements and Offers of Employment with Our Named Executive Officers

We have entered into employment arrangements or written offers of employment with each of our named executive officers. The employment of each named executive officer may be terminated at any time at the discretion of our Board, subject, however, to the severance obligations and agreements discussed under the heading “Potential Payments Upon Termination or Change-in-Control” below.

Michael C. Mulica—Former Chief Executive Officer

On June 3, 2013 Mr. Mulica resigned as Chief Executive Officer. In connection with his resignation, and pursuant to the terms of a separation agreement, dated February 14, 2013, between Unwired Planet and Mr. Mulica, Mr. Mulica was paid a cash award equal to 150% of his base salary for the period beginning on January 1, 2013 and ending on June 3, 2013, the effective date of his resignation and was granted 75,000 RSUs that were fully vested upon grant. Pursuant to the terms of the separation Agreement, Mr. Mulica is entitled to continued payment of his base salary for 12 months, reimbursement for COBRA payments for Mr. Mulica and his dependents for up to six months and outplacement assistance. In addition, under the separation agreement, 100% of the unvested portion of all equity awards held by Mr. Mulica vested in full upon the date of his termination and such equity awards remain exercisable for 18 months following termination. Additionally, on February 14, 2013, in recognition of Mr. Mulica’s efforts in connection with the closing of the Company’s patent transaction with Ericsson, the Company’s Board of Directors awarded Mr. Mulica a $200,000 cash bonus and 300,000 restricted stock units which vest as to 50% of the award on the first anniversary of the grant date and as to the remaining 50% of the award on the second anniversary of the grant date. For fiscal year 2013, the Company has incurred $0.4 million in expense and $2.3 million in stock-based compensation for the separation of the CEO and bonus to the CEO.

Anne K. Brennan—Former Chief Financial Officer

Ms. Brennan resigned as Chief Financial Officer, effective November 11, 2012. In connection with her resignation, Ms. Brennan received a lump sum severance payment of $675,066 which was held in trust until six month following her termination. Per her Amended and Restated Change in Control Severance Agreement, as

amended, Ms. Brennan had immediate and complete vesting of 100% of the unvested portions of any outstanding equity awards and the exercise period for outstanding stock options held by Ms. Brennan was extended by 15 months such that such options are exercisable until 18 months following termination, or the expiration of the option term if earlier. Ms. Brennan also received a CIP bonus of $52,841 on her last day of employment. Reimbursement for COBRA payments for Ms. Brennan was extended to 18 month following termination.

Eric Vetter—President, Chief Financial Officer and Chief Administrative Officer

On November 8, 2012, Mr. Vetter executed our written offer of employment to serve as our Chief Financial Officer and Chief Administrative Officer. The written offer of employment specifies that Mr. Vetter’s employment with us is “at-will.” Mr. Vetter’s annual base compensation at that time was $275,000. He was eligible to receive an annual incentive compensation equal to a targeted amount of 50% of his annual base salary. In connection with his hire, the Compensation Committee granted him an option to purchase 500,000 shares of common stock, with an exercise price of $1.34 per share, the fair market value of the common stock on the date of the grant, subject to vesting over four years with 25% of the shares vesting one year from the grant date and the balance vesting in equal monthly installments over the following three years. On June 3, 2013, Mr. Vetter was appointed as President and his annual base salary was increased to $325,000. Mr. Vetter’s target bonus was also increased to 75% of his annual base salary. At that time, the Compensation Committee approved the grant of 75,000 RSUs with a grant date of June 3, 2013 and an option to purchase 75,000 shares of common stock, with an exercise price of $2.12 with a grant date of July 15, 2013 to Mr. Vetter. The RSUs and the option granted in connection with his appointment as President are subject to vesting in equal monthly installments over a three year period.

We have also entered into the Change of Control Agreement with Mr. Vetter, which is described above under the heading “Compensation Related to the Appointment of Unwired Planet’s President, Chief Financial Officer and Chief Administrative Officer.”

Daniel Mendez—Executive Vice President, Intellectual Property Division

On June 12, 2012, Mr. Mendez executed an offer of employment to serve as our Vice President, General Manager of our Intellectual Property Division, effective as of December 1, 2011 (the “Prior Mendez Agreement”). Under the Prior Mendez Agreement, Mr. Mendez’ annual base compensation was $250,000. Also under the Prior Mendez Agreement, Mr. Mendez was eligible to receive commission payments on Net Patent Proceeds, as and when collected by us. Mr. Mendez’ commission schedule is as follows: (a) a 1% commission for aggregate Net Patent Proceeds $100 million or less; (b) a 1.5% commission for aggregate Net Patent Proceeds equal to at least $100,000,001 and up to $200 million; and (c) a 2% commission for aggregate Net Patent Proceeds in excess of $200 million.

On January 10, 2013, in connection with our acquisition of a patent portfolio from a wholly owned subsidiary of Telefonaktiebolaget L M (the “Ericsson Transaction”), we entered into an amended employment agreement with Mr. Mendez (the “Amended Mendez Agreement”), promoting him to Executive Vice President Intellectual Property Division. The Amended Mendez Agreement provides for the same annual base compensation of $250,000 as under the Prior Mendez Agreement, however, the Amended Mendez Agreement also provides for a 25% reduction in the rate at which cash commissions payable to Mr. Mendez were calculated under the Prior Mendez Agreement in exchange for the Mendez RSU Award described below. In addition, the Amended Mendez Agreement provides that in the event we enter into a patent license arrangement with a third party and such agreement provides for running royalty or installment payments to the Company over time in an aggregate amount of at least $10 million (an “RRLA”), Mr. Mendez will be entitled to an up-front lump-sum cash payment of $100,000 as an advance on the future commissions payable on such RRLA. In the event of a Change of Control (as defined in the Amended Menendez

Agreement), Mr. Mendez will receive a commission rate based on the Implied IP Value (as defined in the Amended Mendez Agreement) of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds (as defined in the Amended Mendez Agreement); provided however, that our Compensation Committee could withhold up to 50% of the Change of Control payment if it determined that Mr. Mendez did not materially contribute to the Change of Control process or its value.

Pursuant to the Amended Mendez Agreement, Mr. Mendez was granted a 750,000 RSU subject to time-based vesting (the “Mendez RSU Award”). The Mendez RSU Award vests in equal quarterly installments over three years. Under the Prior Mendez Agreement, Mr. Mendez’s compensation was substantially tied to commission-based compensation, whereas, in order to more align Mr. Mendez’ compensation to the performance of our stock price, under the Amended Mendez Agreement, Mr. Mendez was granted the Mendez RSU Award. In addition, the up-front lump-sum cash payment of $100,000 that Mr. Mendez is entitled to receive in the event that we enter into an RRLA, is a performance measure that is tied to the success of our business.

Timothy Robbins—Executive Vice President, Intellectual Property Division

On June 12, 2012, Mr. Robbins executed an offer of employment to serve as our Vice President, General Manager of our Intellectual Property Division, effective as of December 1, 2011 (the “Prior Robbins Agreement”). Under the Prior Robbins Agreement, Mr. Robbins’ current annual base compensation was $250,000. Also under the Prior Robbins Agreement, Mr. Robbins was eligible to receive commission payments on Net Patent Proceeds, as and when collected by us. Mr. Robbins’ commission schedule is as follows: (a) a 1% commission for aggregate Net Patent Proceeds $100 million or less; (b) a 1.5% commission for aggregate Net Patent Proceeds equal to at least $100,000,001 and up to $200 million; and (c) a 2% commission for aggregate Net Patent Proceeds in excess of $200 million.

On January 10, 2013, in connection with the Ericsson Transaction, we entered into an amended employment agreement with Mr. Robbins (the “Amended Robbins Agreement”), promoting him to Executive Vice President Intellectual Property Division. The Amended Robbins Agreement provides for the same annual base compensation of $250,000 as under the Prior Robbins Agreement, however, the Amended Robbins Agreement also provides for a 25% reduction in the rate at which cash commissions payable to Mr. Robbins were calculated under the Prior Robbins Agreement in exchange for the Robbins RSU Award described below. In addition, the Amended Robbins Agreement provides that in the event we enter into an RRLA, Mr. Robbins will be entitled to an up-front lump-sum cash payment of $100,000 as an advance on the future commissions payable on such RRLA. In the event of a Change of Control (as defined in the Amended Robbins Agreement), Mr. Robbins will receive a commission rated based on the Implied IP Value (as defined in the Amended Robbins Agreement) of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds (as defined in the Amended Robins Agreement); provided however, that our Compensation Committee could withhold up to 50% of the Change of Control payment if it determined that Mr. Robbins did not materially contribute to the Change of Control process or its value.

Pursuant to the Amended Robbins Agreement, Mr. Robbins was granted 750,000 RSUS subject to time-based vesting (the “Robbins RSU Award”). The Robbins RSU Award vests in equal quarterly installments over three years. Under the Prior Robbins Agreement, Mr. Robbins’ compensation was substantially tied to commission-based compensation, whereas, in order to more align Mr. Robbins’ compensation to the performance of our stock price, under the Amended Robbins Agreement, Mr. Robbins was granted the Robbins RSU Award. In addition, the up-front lump-sum cash payment of $100,000 that Mr. Robbins is entitled to receive in the event that we enter into an RRLA, is a performance measure that is tied to the success of our business.

Grants of Plan-Based Award

The following table provides information concerning awards made by Unwired Planet to its named executive officers in fiscal 2013.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)		All Other Option Awards: Number of Securities Underlying Options(#)(1)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Eric Vetter(3)(4)	12/15/2012			500,000		1.34	276,350
	7/15/2013			75,000	(4)	2.12	67,845
	6/3/2013	75,000	(4)				151,500
Timothy Robbins	1/10/2013	750,000					982,500
Daniel Mendez	1/10/2013	750,000					982,500
Michael C. Mulica	2/14/2013	300,000	(5)				615,000
	6/3/2013	75,000	(6)				151,500
Anne K. Brennan	8/24/12	50,000					89,000

(1)	All of the restricted stock units and options granted to our named executive officers in fiscal 2013 were granted under our 2006 Stock Incentive Plan.
(2)	Represents the grant date fair value of the stock options determined in accordance with FASB ASC Topic 718, calculated using the Black-Scholes model. For restricted stock units, represents the intrinsic value of the award using the fair market value on the date of grant multiplied by the number of restricted stock units.
(3)	Mr. Vetter was granted 500,000 incentive options upon his appointment as Chief Financial Officer.
(4)

The Compensation Committee approved the grant of 75,000 RSUs and 75,000 stock options to Mr. Vetter in connection with his appointment to serve as President on June 3, 2013. Per policy, the option was granted on the 15th day of the following month. The fair value of this stock option grant is an estimate based on the fair value of stocks granted in the fourth quarter of fiscal 2013.

(5)	Represents a grant of 300,000 RSUs to Mr. Mulica in connection with the Ericsson Transaction, which vest as to 50% of the award on the first anniversary of the grant date and as to the remaining 50% of the award on the second anniversary of the grant date.
(6)	Mr. Mulica was granted 75,000 RSUs in connection with his resignation as Chief Executive Officer, which RSUs were fully vested upon grant.

For a discussion of vesting provisions applicable to the stock options granted to our named executive officers, see the section of this proxy statement titled “Employment Arrangements and Offers of Employment with Our Named Executive Officers” above.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Eric Vetter	—	500,000	(2)	1.34	12/17/2022	75,000	145,500
Daniel Mendez	—	—		—	—	625,000	1,212,500
Timothy Robbins	—	—		—	—	625,000	1,212,500
Michael C. Mulica(3)	1,500,000	—		1.64	11/15/2021	—	—
Anne Brennan(4)	250,000	—		1.93	9/15/2021	—	—
	250,000	—		2.43	4/15/2020	—	—
	50,000	—		1.57	5/28/2019	—	—
	75,000	—		1.51	7/17/2018	—	—
	8,140	—		4.27	9/17/2017	—	—
	15,000	—		8.76	9/22/2016	—	—
	2,000	—		16.64	10/6/2015	—	—
	5,000	—		14.70	12/20/2014	—	—
	2,500	—		10.50	12/18/2013	—	—
	1,233	—		12.66	10/27/2013	—	—

(1)	Market value is calculated by multiplying the closing market price of Unwired Planet’s common stock on June 30, 2013 ($1.94) by the number of shares subject to the award.
(2)	Does not include the shares underlying the option granted to Mr. Vetter in connection with his appointment as president as, per Company policy, such option was not granted until July 15, 2013.
(3)	Upon termination, all unvested equity awards help by Mr. Mulica became vested per his separation agreement. The post-termination exercise period for the options held by Mr. Mulica was extended from 90 days to 18 months post-termination and expires December 4, 2014.
(4)	Upon termination, all unvested equity awards held by Ms. Brennan became vested per the terms of her Amended and Restated Change in Control Severance Agreement, as amended. The post-termination exercise period for the options held by Ms. Brennan was extended from 90 days to 18 months post-termination and such exercise period expires May 7, 2014.

Option Exercises And Stock Vested

The following table shows the options exercised and shares received upon vesting of stock awards by our named executive officers in fiscal 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Eric Vetter	—	—	—	—
Daniel Mendez	—	—	125,000	253,125
Timothy Robbins	—	—	125,000	253,125
Michael C. Mulica	—	—	100,000	198,000
			475,000	959,500
Anne K. Brennan	—	—	50,000	65,500

(1)	The value realized was calculated by multiplying the closing price per share of stock on date of vesting.

Potential Payments Upon Termination or Change-in-Control

Each of our named executive officers (other than Mr. Mulica and Ms. Brennan, who are no longer employed by us) is eligible to participate in our Executive Severance Benefit Policy (the “Severance Policy”). In addition, we have entered into the Change of Control Agreement with Mr. Vetter. The terms of the Severance Policy and the Change of Control Agreement are described below. The information in the table below describes and estimates certain compensation that would become payable under the Severance Policy and the Change of Control Agreement (excluding payments for continued educational assistance benefits and outplacement assistance as such amounts are not calculable and in any event would be less than $10,000) if the named executive officer’s employment had terminated on June 30, 2013, given the named executive’s compensation and service levels as of such date and, if applicable, based on Unwired Planet’s closing stock price, $1.94, on June 30, 2013. These benefits are greater than, and supersede, benefits available generally to salaried employees, such as severance, disability benefits and accrued salary and vacation benefits. No amounts are payable for a termination of employment for cause. In the event that the terms of the Severance Policy and the Change of Control Agreement are applicable to the termination of employment of one of our named executive officers, the named executive officer would receive the greater of payments and benefits due under the Severance Policy of or the Change in Control Agreement but not both.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts included the timing during the year of any such event, our stock price and the named executive officer’s age. There can be no assurance that a termination or change in control would produce the same or similar results as those described if occurring on another date or another price, or if any assumption used to prepare this information is not correct in fact. Commission amounts to be received upon a Change of Control by Mr. Mendez and Mr. Robbins pursuant to Amended Mendez Agreement and the Amended Robbins Agreement, respectively, have been omitted from this table as they are not determinable at this time.

Name	Involuntary Termination(1)	Termination Following a Change of Control(2)
Eric Vetter
Severance	$406,250	$853,125
Accelerated Vesting of Long-Term Incentives	—	$427,850
COBRA premium reimbursements	$16,977	$50,931
Total	$423,227	$1,331,906

Daniel Mendez
Severance	$125,000	$125,000
Accelerated Vesting of Long-Term Incentives	—	$982,500
COBRA premium reimbursements	$14,560	$14,560
Total	$139,560	$1,122,060

Timothy Robbins
Severance	$125,000	$125,000
Accelerated Vesting of Long-Term Incentives	—	$982,500
COBRA premium reimbursements	$13,476	$13,476
Total	$138,476	$1,120,976

(1)	Reflects payments under our Severance Policy for each of our named executive officers who were serving in such capacity as of June 30, 2013.
(2)	Reflects payments under the Change of Control Agreement with Mr. Vetter and the amounts due under the Severance Policy for Messrs. Mendez and Robbins. Pursuant to Messrs. Mendez’ and Robbins’ restricted stock unit award agreements, the unvested portion of their RSU grants will vest in full upon a change of control.

Executive Severance Benefit Policy

Each of our named executive officers (other than Mr. Mulica and Ms. Brennan, who are no longer employed by us) is eligible to participate in our Severance Policy. Under the Severance Policy, if the termination of any employee of Vice President level or higher who reports directly to the President, Chief Financial Officer and Chief Administrative Officer and is a member of E-Staff constitutes an “involuntary termination,” the executive will be entitled to: (i) continuation of base salary for six months to be paid in regular installments on Unwired Planet’s normal payroll dates, (ii) payment by Unwired Planet of COBRA premiums for health insurance coverage for the executive, his spouse and eligible dependents for the lesser of (1) six months and (2) the date the executive becomes eligible for health insurance coverage from another source, (iii) continued educational assistance benefits through the end of the then-current course term, and (iv) up to six months of outplacement assistance; provided that the executive executes a release of claims. For the purposes of the Severance Policy, “involuntary termination” is defined as the termination of an eligible executive officer which is not for “cause” or any actual or purported termination for “cause” for which the grounds relied upon are not valid; or by the eligible executive officer within 90 days following Unwired Planet’s failure to obtain an assumption of the Severance Policy by any successor to Unwired Planet pursuant to a purchase, merger, consolidation, consolidation, liquidation or otherwise. “Cause” is defined as: (i) theft, dishonesty, misconduct, or falsification of any employment or Company records; (ii) improper disclosure of the Unwired Planet’s confidential or proprietary information: (iii) any action by the eligible executive which as a material detrimental effect on our reputation or business as reasonably determined by the Company; (iv) the eligible executive’s failure or inability to perform any reasonably assigned duties; (v) the eligible executive’s violation of any Company policy; (vi) the eligible executive’s conviction (including any plea of guilty or no contest) for any criminal act that impairs his ability to perform his duties under the Severance Policy; or (vii) the eligible executive’s breach of any agreement with Unwired Planet.

Notwithstanding the foregoing, for the purposes of the Severance Policy, the terms of the offers of employment or employment arrangement between Unwired Planet and each of its executives, define “involuntary termination” as a termination of employment which is not for “cause” or any actual or purported termination for “cause” for which the grounds relied upon are not valid means. In addition, “involuntary termination” means an executive’s resignation from Unwired Planet within three months after the occurrence of any of the following events: (i) without the executive’s express written consent, the material reduction of the executive’s duties, authority, responsibilities, job title, or reporting relationships relative to the executive’s duties, authority, responsibilities, job title, or reporting relationships as in effect immediately prior to such reduction, or the assignment to the executive of such reduced duties, authority, responsibilities, job title, or reporting relationships; (ii) without the executive’s express written consent, a material reduction of the facilities and perquisites (including office space, secretarial support, other support staff, and location) available to the executive immediately prior to such reduction; (iii) without the executive’s express written consent, a reduction of 10% or more in the executive’s base salary as in effect immediately prior to such reduction (unless such reduction is part of a program generally applicable to other Unwired Planet executives); (iv) a material reduction in the kind or level of employee benefits, including bonuses, to which the executive was entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced (unless such reduction is part of a program generally applicable to other Unwired Planet executives); (v) the executive’s relocation to a facility or a location more than 25 miles from his then present location, without the executive’s express written consent; (vi) the failure of Unwired Planet to obtain the assumption of the Severance Policy by any successors to Unwired Planet; or (vii) any act or set of facts or circumstances which would, under Delaware case law or statute, constitute the executive’s constructive termination.

Notwithstanding the foregoing, the executive’s resignation shall not be an involuntary termination unless (i) the executive provides written notice of the applicable event or circumstances within 30 days after his knowledge of such event to the General Counsel and (ii) Unwired Planet fails to correct the event or circumstance within 30 days after receipt of such notice.

Any benefits or payments provided under the Severance Policy will be reduced by any amounts paid to any eligible executive pursuant to any other policy or arrangement maintained by Unwired Planet providing for severance or any change in control severance agreement or employment agreement the executive has with us that provides for payments contingent on the executive’s termination of employment and based on continuation of base salary.

Change of Control Severance Agreement with Mr. Vetter

We have entered into the Change of Control Agreement with Mr. Vetter, which is described above under the heading “Compensation Related to the Appointment of Unwired Planet’s President, Chief Financial Officer and Chief Administrative Officer.” The following defined terms are used in the Change of Control Agreement.

“Involuntary termination” is defined as the termination of the executive’s employment or his or her resignation from Unwired Planet, as applicable, in either case upon or within three months (seven months in the case of Ms. Brennan) after the occurrence of any of the following events: (i) without the executive’s express written consent, the material reduction of his or her duties, authority, responsibilities, job title or reporting relationships relative to his or her duties, authority, responsibilities, job title, or reporting relationships as in effect immediately prior to such reduction, or the assignment to the executive of such reduced duties, authority, responsibilities, job title, or reporting relationships; (ii) without the executive’s express written consent, a material reduction, without good business reasons, of the facilities and perquisites (including office space, secretarial support, other support staff, and location) available to him or her immediately prior to such reduction; (iii) a material reduction by Unwired Planet in the base salary of the executive as in effect immediately prior to such reduction; (iv) a material reduction by Unwired Planet in the kind or level of employee benefits, including bonuses, to which the executive was entitled immediately prior to such reduction with the result that his or her overall benefits package is materially reduced; (v) the relocation of the executive to a facility or a location more than 25 miles from the his or her then present location, without his or her express written consent; (vi) any termination of the executive by Unwired Planet which is not effected for disability or for “cause”, or any actual or purported termination effected by Unwired Planet for disability or for “cause” for which the grounds relied upon are not valid; (vii) the failure of Unwired Planet to obtain the assumption of the executive’s change of control and severance agreement by any successor to Unwired Planet whether direct or indirect or by purchase, merger, consolidation, consolidation, liquidation or otherwise; or (viii) any act or set of facts or circumstances which would, under Delaware case law or statute, constitute a constructive termination of the executive. For purposes of clause (i) of the immediately preceding sentence, the executive’s responsibilities shall be deemed to be materially reduced if he or she is no longer an executive officer of the successor. Notwithstanding the foregoing, an involuntary termination is only deemed to have occurred upon the executive’s resignation if (i) he or she provides notice to Unwired Planet within 90 days after the initial occurrence of the event forming the basis for the resignation and (ii) Unwired Planet fails to substantially cure the event within 30 days after receiving notice.

“Cause” is defined as (i) gross negligence or willful misconduct in the performance of the executive’s duties; (ii) repeated unexplained or unjustified absences; (iii) a material and willful violation of any federal or state law which if made public would injure the business or reputation of Unwired Planet as reasonably determined by the Board of Directors; (iv) refusal or willful failure to act in accordance with any specific lawful direction or order of Unwired Planet or one of its stated lawful written policies; (v) commission of any act of fraud with respect to Unwired Planet; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of Unwired Planet, in each case as reasonably determined by the Board of Directors.

“Change of Control” means the occurrence of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of Unwired Planet to a person or group of related persons that will continue the business of Unwired Planet in the future;

(ii) A merger or consolidation involving Unwired Planet in which the voting securities of Unwired Planet owned by its stockholders immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than 50% of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner of the voting securities of Unwired Planet immediately prior to such merger or consolidation, and (2) is a beneficial owner (or is part of a group of related persons that is a beneficial owner) of more than 20% of the securities of Unwired Planet immediately after such merger or consolidation, shall be excluded from the list of “stockholders immediately prior to such merger or consolidation” for purposes of the preceding calculation); or

(iii) The direct or indirect acquisition of beneficial ownership of at least 50% of the voting securities of Unwired Planet by a person or group of related persons; provided, that “person or group of related persons” shall not include Unwired Planet, one of its subsidiaries, or an employee benefit plan sponsored by Unwired Planet or one of its subsidiaries (including any trustee of such plan acting as trustee).

Employment Agreements with Mr. Mendez and Mr. Robbins

Under the Amended Mendez Agreement and the Amended Robbins Agreement (together the “Amended Agreements”), in the event of a Change of Control, Mr. Mendez and Mr. Robbins will each receive a commission rate based on the Implied IP Value of the Change of Control transaction as though such Implied IP Value were Net Patent Proceeds (as defined in the Amended Agreements); provided, however, that our Compensation Committee could withhold up to 50% of the Change of Control payments if it determined that Mr. Mendez or Mr. Robbins did not materially contribute to the Change of Control process or its value. Such commission rates are not included in the table above as they are not determinable at this time.

“Change of Control” means the sale of Unwired Planet (whether by merger, consolidation, recapitalization, reorganization, sale of securities, sale of assets, exclusive license, combination, or otherwise) in one transaction or series of related transactions pursuant to which the acquiror or acquirors (together with their affiliates) acquire (i) securities representing more than fifty percent (50%) of the total fair market value or total voting power of all securities of Unwired Planet, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) all or substantially all of Unwired Planet’s assets on a consolidated basis.

“Change of Control Value” means the total value of the consideration paid by an acquiring entity (or group of entities) to the Unwired Planet’s stockholders in the Change of Control.

“Implied IP Value” means Change of Control Value minus Unwired Planet’s net cash (determined in accordance with GAAP immediately prior to the closing of the Change of Control) and Deductions (as defined in the (Amended Agreements) (to the extent not deducted from previously paid Cash Commissions (As defined in the Amended Agreements)).

2006 Stock Incentive Plan

Under our Amended and Restated 2006 Stock Incentive Plan (“2006 Stock Plan”), in the event of a “change in control” (as defined in the 2006 Stock Plan), the surviving entity or acquiring entity may be required to assume or substitute for equivalent awards all outstanding awards under the 2006 Plan; provided that if the awards are not assumed or substituted, then the Board of Directors may: (1) require a cash payment in exchange for the cancellation of any award, (2) continue the awards or (3) notify participants holding options, stock appreciation rights, phantom stock units, restricted stock units or performance share units, that they must exercise or redeem such awards at or prior to the closing of a transaction constituting a change in control and that such awards will terminate if not exercised or redeemed. The agreements with our executive officers for grants of options or other stock awards made under the 2006 Stock Plan provide that in the event of a “corporate transaction” (as defined in the stock award agreement), outstanding options will be assumed or substituted for unless the successor corporation does not agree to such assumption or substitution, in which case the options and the unvested portion of any other stock awards will terminate upon the closing of such transaction unless the Board of Directors expressly determines otherwise.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. Employee directors are not compensated for Board services in addition to their regular employee compensation.

Effective January 1, 2013 the Board’s cash compensation program was eliminated and replaced with restricted stock units with a fair market value equal to the fee amounts (1) for service as the non-executive Board chairperson ($20,000), Audit Committee chairperson ($40,000), Compensation Committee chairperson ($12,500), Nomination and Governance chairperson ($12,500) and Intellectual Property Committee chairperson ($225,000); (2) additional annual retainers for service as a non-chairperson member of the Audit Committee ($30,000), the Compensation Committee ($9,000) and Nomination and Governance Committee ($9,000); and (3) for service as a non-chairperson member ($9,000). The restricted stock units to grant will be calculated on a 30 day rolling average of the stock price for the 30 days prior to the grant date on each quarterly committee meeting.

Our non-employee directors are entitled to receive the following stock awards under the terms of our Amended and Restated 1999 Directors’ Equity Compensation Plan (the “Directors’ Plan”) and our non-employee director compensation policy.

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New non-employee directors are also entitled to receive stock awards, as follows: (1) an initial option grant to purchase 24,000 shares of our common stock with annual vesting over three years contingent on continued service on the Board; and (2) an initial grant of 18,000 restricted stock units with annual vesting over three years contingent on continued service on the Board.

•

Continuing non-employee directors who have served at least eight months in the preceding calendar year receive stock awards on the date of our most recently adjourned annual meeting of stockholders, as follows: (1) a stock option grant to purchase 24,000 shares of our common stock with annual vesting over three years contingent on continued service on the Board; and (2) 18,000 restricted stock units with annual vesting over three years contingent on continued service on the Board. Any non-employee director who served (i) at least two months but less than five months in the preceding calendar year receives one-third of such awards, (ii) at least five but less than eight months in the preceding calendar year receives two-third of such awards, and (iii) at least eight months in the preceding calendar year receives the full amount of such awards. Non-employee directors who served less than two months in the preceding calendar year are not eligible for such annual awards for that calendar year.

All equity awards granted to non-employee directors will be accelerated upon the non-employee director’s removal from or failure to be re-nominated to the Board upon or within 24 months following a change of control of Unwired Planet. All options granted under our Directors’ Plan have terms of ten years and are granted with an exercise price equal to 100% of the fair market value of our stock on the day of grant.

Under the Directors’ Plan, if there occurs a “corporate transaction” and the non-employee director’s awards are not assumed, continued or substituted for, the non-employee director may exercise or redeem his/her awards solely to the extent he/she had the right to exercise or redeem such awards immediately prior to the closing of such corporate transaction. However, all unvested awards will become 100% accelerated if either: (1) a “change of control” (as defined in the Directors’ Plan) occurs and the non-employee directors’ awards are not assumed, continued or substituted for pursuant to such change in control; or (2) upon the termination of the non-employee director’s status as a director for any reason (other than such non-employee director’s resignation from the Board or determination not to stand for re-election) upon or within 24 months following a change of control.

The table below sets forth information concerning compensation paid or accrued for services rendered to us by members of our board of directors for the fiscal year ended June 30, 2013. In addition, as described above, we stopped making grants under the 1999 Directors’ Plan during fiscal 2013 because there were no longer any shares available for grant under that plan. If the amendment and restatement of the 1999 Directors’ Plan is approved, we intend to make pending grants to certain of our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Robin A. Abrams(2)	6,250	23,580	19,507	49,337
Brian M. Beattie(3)	26,636	0	0	26,636
Peter A. Feld(4)	6,250	23,580	19,507	49,337
Gerald D. Held(5)	26,477	0	0	26,477
Mark Jensen(6)	7,479	32,829	19,358	59,667
David Lockwood(7)	0	33,480	28,214	61,694
Henry R. Nothhaft(8)	4,916	23,580	11,302	39,798
David C. Nagel(9)	0	0	0	0
William Marino(10)	0	0	0	0
Philip Vachon(11)	0	0	0	0

(1)	Amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 granted during fiscal 2013. The assumptions used to calculate the value of stock and option awards are found in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.
(2)	As of June 30, 2013, Ms. Abrams had stock options to purchase a total of 96,000 shares of our common stock and a total of 84,000 shares of common stock subject to a lapsing right of repurchase in our favor.
(3)	As of June 30, 2013, Mr. Beattie had stock options to purchase a total of 48,000 shares of our common stock and a total of 0 shares of common stock subject to a lapsing right of repurchase in our favor.
(4)	As of June 30, 2013, Mr. Feld had a total of 10,667 shares of our common stock and a total of 79,333 shares of common stock subject to a lapsing right of repurchase in our favor.
(5)	As of June 30, 2013 Mr. Held had stock options to purchase a total of 188,000 and a total of 0 shares of common stock subject to a lapsing right of repurchase in our favor.
(6)	As of June 30, 2013 Mr. Jensen had a total of 46,706 shares of common stock subject to a lapsing right of repurchase in our favor.
(7)	As of June 30, 2013 Mr. Lockwood had a total of 42,000 shares of common stock subject to a lapsing right of repurchase in our favor.
(8)	As of June 30, 2013, Mr. Nothhaft had stock options to purchase a total of 0 shares of our common stock and a total of 0 shares of common stock subject to a lapsing right of repurchase in our favor.
(9)	As of June 30, 2013, Dr. Nagel had stock options to purchase a total of 96,000 shares of our common stock and a total of 0 shares of common stock subject to a lapsing right of repurchase in our favor.

(10)	Mr. Vachon was appointed to the Board of Directors effective as of June 3, 2013. As of June 30, 2013, the Company had not made any payments or issued any equity grants to Mr. Vachon.
(11)	Mr. Marino was appointed to the Board of Directors effective as of June 3, 2013. As of June 30, 2013, the Company had not made any payments or issued any equity grants to Mr. Marino.

OTHER MATTERS

This Proxy Statement is sent to you as part of the proxy materials for the Annual Meeting. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our common stock.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

A copy of Unwired Planet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 is available without charge upon written request to: Corporate Secretary, Unwired Planet, Inc., 170 South Virginia Street, Suite 201, Reno, Nevada 89501.

ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

UNWIRED PLANET, INC.

The undersigned, Eric Vetter, hereby certifies that:

ONE:    He is the duly elected and acting Principal Executive Officer and Secretary of Unwired Planet, Inc., a Delaware corporation.

TWO:    The original name of this corporation was Libris, Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is December 16, 1994.

THREE:    This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

FOUR:    The Amended and Restated Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

ARTICLE I

The name of this corporation is Unwired Planet, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is:

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

County of New Castle

The name of the Corporation’s registered agent at said address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

(A) Classes of Stock. The Corporation is authorized to issue two classes of Stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 1,005,000,000 shares, each with a par value of $0.001 per share, 1,000,000,000 of such shares shall be Common Stock, and 5,000,000 of such shares shall be Preferred Stock.

(B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred

Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C) Effective 11:59 p.m. on October 21, 2003 (the “Effective Time”) each one (l) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one one-third of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

(D) Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

(E) No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price of the Common Stock on the day immediately prior to the Effective Time, as reported on the Nasdaq National Market (or if such price is not available, then such other price as determined by the Board of Directors).

ARTICLE V

The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof or by one or more resolutions duly adopted by the Board of Directors.

ARTICLE VI

~~“Listing Event” as used in~~From the effective time of this Amended and Restated Certificate of Incorporation ~~shall mean the first~~until the election of directors at the 2014 annual meeting of the stockholders ~~following such time as the Corporation meets the criteria set forth in subdivisions (1), (2) or (3) of Section 2115(c) the California Corporations Code as of the record date of such meeting.~~of the Corporation ~~For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, its directors and its stockholders or any class thereof, as the case may be, it is further provided that, effective upon the occurrence of the Listing Event:~~

~~(i) The number of directors which shall constitute the entire Board of Director, and the number of directors in each class, shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III,~~

~~respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Until changed by a resolution of the Board of Directors, Class I shall consist of two directors, each of whom shall be designated by the Board of Directors; Class II shall consist of two directors, each of whom shall be designated by the Board of Directors; and Class III shall consist of one director, each of whom shall be designated by the Board of Directors.~~

(the “2014 Annual Meeting”), the Board shall be divided into two classes of directors: Class I and Class II. The directors elected at the 2013 annual meeting of the stockholders of the Corporation (the “2013 Annual Meeting”) will be elected for a term that expires at the 2014 Annual Meeting and shall be in Class I. Directors otherwise having a term expiring at the 2014 Annual Meeting shall be Class I directors, and directors having a term otherwise expiring at the 2015 annual meeting of the stockholders of the Corporation (the “2015 Annual Meeting”) shall be Class II directors.

~~Upon~~Commencing with the ~~occurrence of the Listing Event, the terms of office of the Class I directors shall expire, and Class I directors~~election of directors at the 2014 Annual Meeting, there shall be a single class of directors, Class I, with all directors of such class having a term that expires at the 2015 Annual Meeting. The successors of the directors who, immediately prior to the 2014 Annual Meeting, were members of Class I (and whose terms expire at the 2014 Annual Meeting) shall be elected to Class I for a ~~full~~ term ~~of three years.~~that expires at the ~~first~~2015 Annual Meeting ~~of stockholders following the Listing Event, the term of office of the Class II directors shall expire, and Class II directors shall be elected for a full term of three years. At the second annual meeting of stockholders following~~, and the directors who, immediately prior to the 2014 Annual Meeting, were members of Class II and whose terms were scheduled to expire at the 2015 Annual Meeting shall become members of Class I with a term expiring at the 2015 Annual Meeting.

~~the Listing Event, the term of office of the Class III directors shall expire, and Class III directors~~From and after the election of directors at the 2015 Annual Meeting, the board shall cease to be classified and the directors elected at the 2015 Annual Meeting (and each meeting thereafter) shall be elected for a ~~full~~ term ~~of three years. At each succeeding~~expiring at the next Annual Meeting ~~of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting~~.

Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the ~~full~~unexpired term of ~~the class of directors in which the new directorship was created or the vacancy occurred~~his or her predecessor in office, if applicable, and until such director’s successor shall have been elected and qualified~~.~~, or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of an incumbent director.

(i)          ~~(ii)~~ There shall be no right with respect to shares of stock of the Corporation to cumulate votes in the election of directors.

(ii)        ~~(iii)~~ Any director, or the entire Board of Directors, may be removed from office at any time (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of the Voting Stock, voting together as a single class; or (ii) without cause by the affirmative vote of the holders of at least 66-2/3% of the voting power of the then-outstanding shares of the Voting Stock.

ARTICLE VII

No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation’s bylaws.

ARTICLE VIII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX

The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XI

The Corporation shall have perpetual existence.

ARTICLE XII

(A) To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of the State of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then, a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(B) Any repeal or modification of the foregoing provisions of this Article XII shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XIII

(A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) though bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others,

(B) Any repeal or modification of any of the foregoing provisions of this Article XIII shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on the 12th day of November 2013.

/s/ Eric Vetter
Eric Vetter
Principal Executive Officer and Secretary

ANNEX B

TAX BENEFITS PRESERVATION AGREEMENT

OPENWAVE SYSTEMS INC.

AND

COMPUTERSHARE TRUST COMPANY, N.A.

AS RIGHTS AGENT

TAX BENEFITS PRESERVATION AGREEMENT

DATED AS OF JANUARY 28, 2012

TAX BENEFITS PRESERVATION AGREEMENT

Agreement, dated as of January 28, 2012, between Openwave Systems Inc. a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”).

WITNESSETH

WHEREAS, the Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes (“NOLs”), which provide valuable Tax Benefits (as such term is hereinafter defined) to the Company. The ability to use the NOLs may be impaired or destroyed by an “ownership change” within the meaning of Section 382 (as such term is hereinafter defined). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs.

WHEREAS, on January 28, 2012, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as such term is hereinafter defined) for each outstanding share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding as of January 29, 2012 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one ten-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”).

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 4.99% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); provided, however, that the term “Acquiring Person” shall not include any Person who acquires Common Stock in an Exempt Transaction or any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Grandfathered Person’s Grandfathered Percentage.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or in the case of a Grandfathered

Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an “Acquiring Person.”

In addition, notwithstanding the foregoing, and notwithstanding anything to the contrary provided in the Agreement including without limitation in Sections 1(oo), 3(a) or 27, a Person shall not be an “Acquiring Person” if the Independent Directors determines at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Independent Directors determine is reasonable) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a).

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company.

(d) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, Beneficially Owns (as determined pursuant to Rule 13d-3 of the Rules under the Exchange Act, as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382.4(d) or other applicable sections of the Treasury Regulations;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has:

(A) the right to acquire (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), including, for the avoidance of doubt, through agreements to enter into agreements that permit a Person to purchase such securities, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382.4(d) or other applicable sections of the Treasury Regulations; provided, further, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; or (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3(a), 11(i) or 22 hereof; or

(B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Personas an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” or have “Beneficial Ownership” of, any security under this clause (B) if the (1) agreement, arrangement or understanding to vote such security (i) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to a written proxy or consent solicitation statement filed with the Securities and Exchange Commission in accordance with the Rules of the Exchange Act and (ii) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report) or (2) if such “Beneficial Ownership” arises solely as a result of such Person’s status as a “clearing agency” as defined in the Exchange Act; or

(C) the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-39a)(1) or other applicable sections of the Treasury Regulations; or

(iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of Section 1(d)(ii) hereof) or disposing of any securities of the Company but only if the effect of such agreement, arrangement or understanding is to treat such Personas an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations;

(iv) which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Beneficial Owner of any securities of the Company that are Beneficially Owned by any other director or officer of the Company.

For all purposes of this Agreement, the phrase “then outstanding,” when used with reference to the percentage of the then outstanding securities Beneficially Owned by a Person, shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

(e) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f) “Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation, as may be amended from time to time, of the Company.

(g) “Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.

(h) “Common Stock” when used in reference to the Company shall mean the common stock, par value $0.001 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

(i) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(j) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Depositary Agent” shall have the meaning set forth in Section 7(c) hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(n) “Exempt Person” shall have the meaning set forth in the definition of “Acquiring Person.”

(o) “Exempt Transaction” shall mean any transaction that the Independent Directors, in their sole discretion, have declared exempt pursuant to Section 29, which determination shall be irrevocable with respect to such transaction.

(p) “Exemption Request” shall have the meaning set forth in Section 29 hereof.

(q) “Exercise Price” shall have the meaning set forth in Section 4(a) hereof.

(r) “Expiration Date” and “Final Expiration Date” shall have the meanings set forth in Section 7(a) hereof.

(s) “Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d) hereof.

(t) “Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Grandfathered Time, plus an additional 1/2%; provided, however, that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the Grandfathered Time, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (i) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (ii) the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition, plus an additional 1/2%.

(u) “Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Grandfathered Time, the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Grandfathered Time becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not a Grandfathered Person.

(v) “Grandfathered Time” shall mean 9:00 a.m., New York city time, on the Record Date.

(w) “Group” shall have the meaning set forth in clause (b) of the definition of “Person.”

(x) “Independent Director” shall mean any director of the Company who is an “independent director” under the rules of the Nasdaq Stock Exchange and also is not (i) a director, officer or employee of a Grandfathered Person, (ii) a director, officer or employee of an Affiliate or Associate of a Grandfathered Person or (iii) a Grandfathered Person or an Affiliate or an Associate of a Grandfathered Person.

(y) “Person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

(z) “Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.

(aa) “Preferred Stock Equivalents” shall have the meaning set forth in Section 11(b) hereof.

(bb) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(cc) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(dd) “Redemption Price” shall have the meaning set forth in Section 23 hereof.

(ee) “Registered Common Stock” shall have the meaning set forth in Section 13(b) hereof.

(ff) “Requesting Person” shall have the meaning set forth in Section 29 hereof.

(gg) “Right Certificates” shall have the meaning set forth in Section 3(a) hereof.

(hh) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(ii) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(kk) “Section 24(a)(i) Exchange Ratio” shall have the meaning set forth in Section 24(a)(i) hereof.

(ll) “Section 24(a)(ii) Exchange Ratio” shall have the meaning set forth in Section 24(a)(ii) hereof.

(mm) “Section 382” shall mean Section 382 of the Internal Revenue Code of 1986, as amended, and any successor provision or replacement provision and the Treasury Regulations thereunder.

(nn) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(oo) “Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include, without limitation, the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board, or by an Acquiring Person, subject in each case to the last paragraph of Section 1(a), that an Acquiring Person has become such.

(pp) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

(qq) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company and its Subsidiaries.

(ss) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) From the date hereof until the earlier of (i) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later calendar day, if any, as the Independent Directors may determine in their sole discretion) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person could become the Beneficial Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for the Common Stock of the Company registered in the names of the holders of the Common Stock of the Company (which certificates for Common Stock of the Company shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company. As soon as practicable after the Distribution Date, the Rights Agent will, at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more certificates, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock of the Company has been made pursuant to Section 11(o) hereof, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) With respect to certificates for the Common Stock of the Company issued prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for the Common Stock of the Company on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of the Common Stock of the Company also shall be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any of the certificates for the Common Stock of the Company outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificate.

(c) Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Agreement between Openwave Systems Inc. and Computershare Trust Company, N.A. (or any successor thereto), as Rights Agent, dated as of January 28, 2012 as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Openwave Systems Inc. and the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Openwave Systems Inc. may redeem the Rights at a redemption price of $0.001 per Right, subject to adjustment, under the terms of the Rights Agreement. Openwave Systems Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or

Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Stock of the Company represented by such certificates shall be evidenced by such certificates alone until the earlier of the Distribution Date or the Expiration Date, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificates. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the foregoing legend on any such certificate representing Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4. Form of Right Certificates.

(a) The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall have deleted therefrom the second sentence of the existing legend on such Right Certificate and in substitution therefor shall contain the following legend:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7(e) of the Rights Agreement.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earlier of (i) the Close of Business on the third anniversary of the Record Date (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof (the “Exchange Date”), (iv) the repeal of Section 382 or any successor statute if the Independent Directors determine that this Agreement is no longer necessary for the preservation of Tax Benefits or (v) the beginning of the taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward (the earliest of (i), (ii), (iii), (iv) or (v) being herein referred to as the “Expiration Date”). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company.

(b) The Exercise Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be fifteen United States Dollars (U.S. $15.00), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c) As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the

Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 20(k) and Section 14(b) hereof, thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or Section 13 Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company.

Section 9. Reservation and Availability of Preferred Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to the provisions of Section 24 hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).

(iii) In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11(a)(ii) hereof, the Company, acting by or pursuant to a resolution of the Board, may, and in the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company, acting by or pursuant to a resolution of the Board, shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including without limitation shares, or units of shares, of Preferred Stock that the Board has determined to have the same value as shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents which the Board has deemed to have the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board after receiving the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date.

(b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d) hereof. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d) hereof) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one ten-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d) hereof) per one ten-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

(d) For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11(d).

(i) In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the 30 Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board, provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market

Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit A hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.

(iii) In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one ten-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Exercise Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

(k) Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (A) the number of one ten-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the

Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (B) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and neither such exercise nor any exchange of Rights pursuant to Section 24 shall otherwise affect the rights of holders of Right Certificates under this Rights Agreement, including rights to purchase securities of the Principal Party following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13 hereof. Upon exercise of a Right Certificate under Section 11(a)(ii), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii) hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b) hereof, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Principal Party at its own expense will:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(ii) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii) list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its certificate of incorporation or By-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11(d) hereof.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one ten-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c) subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock of the Company) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock of the Company made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without negligence to be genuine and to be signed and executed by the proper Person or Persons.

(c) The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Sections 11, 13 or 23(c) hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12 hereof), nor shall it be responsible for any determination by the Board of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions of Section 14 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Delaware or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a) The Independent Directors may, at their option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (i) the time at which any Person becomes an Acquiring Person or (ii) the Final Expiration Date.

(b) Immediately upon the action of the Independent Directors ordering the redemption of the Rights in accordance with Section 23 hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Independent Directors ordering the redemption of the Rights in accordance with Section 23 hereof, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 hereof or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

(c) The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Independent Directors.

Section 24. Exchange.

(a) (i) The Independent Directors may, at their option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 24(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(ii) Notwithstanding the foregoing, the Independent Directors may, at their option, at any time on or after the occurrence of a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock of the Company at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to the adjustment described in the foregoing sentence, each Right may be exchanged for that number of shares of Common Stock of the Company obtained by dividing the Spread (as defined in Section 11(a)(iii)) by the then Fair Market Value per one ten-thousandth of a share of Preferred Stock on the earlier of (x) the date on which any person becomes an Acquiring Person or (y) the date on which a tender or exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act or any successor rule, if upon consummation thereof such Person could become an Acquiring Person (such exchange ratio being referred to herein as the “Section 24(a)(ii) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company.

(b) Immediately upon the action of the Independent Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11(a)(ii) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 24(a)(i) Exchange Ratio or the Section 24(a)(ii) Exchange Ratio, as applicable; provided, however, that the holder of a Right exchanged pursuant to this Section 24 shall continue to have the right to purchase securities or other property of the Principal Party following a Section 13 Event that has occurred or may thereafter occur. The Company shall promptly give notice of any such exchange in accordance with Section 26 hereof and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent, as such term is defined in Section 11(b) hereof) for Common Stock of the Company exchangeable for Rights, at the initial rate of one ten-thousandth of a share of Preferred Stock (or Preferred Stock Equivalent) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.

(d) In the event that there shall not be sufficient shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalents) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalent) for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 25 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

(b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

Openwave Systems Inc.

2100 Seaport Boulevard

Redwood City, CA 94063

Facsimile No.: (650) 480-8100

Attention: President and Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Facsimile No.: (781) 575-4210

Attention: Client Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend any provision of this Agreement as the Independent Directors may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the occurrence of a Section 11(a)(ii) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend this Agreement without the approval of any holder of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Independent Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11(a)(ii) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Independent Directors pursuant to this Section 27. Prior to the occurrence of a Section 11(a)(ii) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent’s rights or duties.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of a Grandfathered Person, the Grandfathered Percentage) (a “Requesting Person”) may, prior to the Stock Acquisition Date, and in accordance with this Section 29, requests that the Independent Directors grant an exemption with respect to such acquisition under this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Grandfathered Person, the Grandfathered Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Independent Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Independent Directors to make a determination within such period shall be deemed to constitute the denial by the Independent Directors of the Exemption Request. The Independent Directors shall only grant an exemption in response to an Exemption Request if the Independent Directors determine, in their sole discretion, that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Independent Directors or that it will not make another Exemption Request), in each case as and to the extent the Independent Directors shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Independent Directors’ determination with respect thereto.

Section 30. Determinations and Actions by the Independent Directors. The Independent Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Independent Directors, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Independent Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board to any liability to the holders of the Rights or to any other person.

Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Independent Directors determine in its good faith judgment that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Independent Directors.

Section 33. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State. The courts of the State of Delaware and of the United States of America located in the State of Delaware (the “Delaware Courts”) shall have exclusive jurisdiction over any litigation arising out of or relating to this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Delaware Courts and shall not plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Delaware for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided, that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal and attested, all as of the day and year first above written.

ATTEST:		OPENWAVE SYSTEMS INC.
By:	/s/ Elizabeth K. Rushforth	By:	/s/ Anne K. Brennan
	Secretary	Name:	Anne K. Brennan
		Title:	Chief Financial Officer
ATTEST:		COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ Colleen Shea-Keating	By:	/s/ Dennis V. Moccia
		Name:	Dennis V. Moccia
		Title:	Manager, Contracts Administration

[Signature Page to the Tax Benefits Preservation Agreement]

Exhibit A

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING CUMULATIVE

PREFERRED STOCK

of

OPENWAVE SYSTEMS INC.

(the “Corporation”)

OPENWAVE SYSTEMS INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof,

DOES HEREBY CERTIFY:

Pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law of the State of Delaware, on January 28, 2012, the Board of Directors adopted the following resolution determining it desirable and in the best interests of the Corporation and its stockholders for the Corporation to create a series of 50,000 shares of preferred stock designated as “Series A Junior Participating Cumulative Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.001 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), and the number of shares initially constituting such series shall be 50,000; provided, however, that if more than a total of 50,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Shareholder Rights Agreement dated as of January 28, 2012, between the Corporation and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, may direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

Section 2. Dividends and Distributions.

(A) (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of

Series A Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series A Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after January 28, 2012 (the “Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii) Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A

Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the

Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.

Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series A Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10. Amendment. The Certificate of Incorporation and this Certificate of Designations shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

Exhibit B

FORM OF RIGHT CERTIFICATE

Certificate No. R-         Rights

NOT EXERCISABLE AFTER JANUARY 29, 2015 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF OPENWAVE SYSTEMS INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS AGREEMENT BETWEEN OPENWAVE SYSTEMS INC. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, DATED AS OF JANUARY 28, 2012 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

OPENWAVE SYSTEMS INC.

This certifies that             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Shareholder Rights Agreement dated as of January 28, 2012 (the “Rights Agreement”) between Openwave Systems Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on January 29, 2015 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of the Series A Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $15.00 per one ten-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of January 28, 2012, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which

Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Independent Directors (as defined in the Rights Agreement) at their option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Independent Directors (as defined in the Rights Agreement) at their option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Independent Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.

Attested:	OPENWAVE SYSTEMS INC.
By:	By:
Name:	Name:
Title:	Title:

Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED              hereby sells, assigns and transfers unto              (Please print name and address of transferee)              this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint              Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ,

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,

Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To Openwave Systems Inc.:

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated: ,
Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,

Signature

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

ANNEX C

UNWIRED PLANET, INC.

SECOND AMENDED AND RESTATED

2006 STOCK INCENTIVE PLAN

A. Adopted by the Board on November 29, 2006 and originally approved by the shareholders of the Company on January 17, 2007.

B. Amended by the Committee on October 20, 2008, inter alia, to increase the Share Reserve to seventeen million (17,000,000), and subsequently approved by shareholders of the Company on December 4, 2008.

C. Amended by the Committee on November 11, 2011, to eliminate the minimum vesting period for Restricted Stock Bonuses, Restricted Stock Purchase Rights and Restricted Stock Units. Shareholder approval was not required.

D. Amended and restated by the Committee on September 12, 2013 to increase the Share Reserve and to make certain other changes, and subsequently approved by shareholders of the Company on [November 12], 2013.

I. PURPOSES

1.1 Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees and Consultants of the Company and its Affiliates.

1.2 Available Stock Awards. The types of stock awards that may be granted under this Plan shall be: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses and (ix) Performance Share Units.

1.3 General Purpose. The Company, by means of this Plan, seeks to create incentives for eligible Employees (including officers) and Consultants of the Company and to maximize the long term value of the Company by granting awards to acquire the Common Stock of the Company (or awards, the value of which is measured with reference to the Common Stock of the Company).

II. DEFINITIONS

2.1 “Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.2 “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means the occurrence of any of the following events:

(i) Any person or group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise;

(ii) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(iii) A merger or consolidation or similar transaction involving the Company;

(iv) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

(v) A dissolution or liquidation of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee appointed by the Board in accordance with Section 3.3 of the Plan.

2.7 “Common Stock” means the common stock of the Company.

2.8 “Company” means Unwired Planet, Inc., a Delaware corporation.

2.9 “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

2.10 “Continuous Service” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence as approved by the Board or the chief executive officer of the Company provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or its successor.

2.11 “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

2.12 “Director” means a member of the Board of Directors of the Company.

2.13 “Disability” means the inability of an individual, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that individual’s position with the company or an Affiliate of the Company because of the sickness or injury of the individual, or as may be otherwise defined under applicable local laws.

2.14 “Employee” means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Fair Market Value” means, as of any date, the value of the Common Stock as determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc.

Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and the low asked prices for the Common Stock on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination; or

(iii) In the absence of any established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

2.17 “Full-Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.18 “Incentive Stock Option” means an Option intended to qualify and qualified as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.19 “Incumbent Directors” shall mean Directors who either (i) are Directors of the Company as of the date the Plan first becomes effective pursuant to Article XV hereof or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), or (iii) of Section 2.4, or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company.

2.20 “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.21 “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

2.22 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.23 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.24 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.25 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.26 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.27 “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

2.28 “Performance-Based Award” means any award of a Performance Share Bonus, Performance Share Units, a Phantom Stock Unit, a Restricted Stock Bonus, a Restricted Stock Purchase Right or Restricted Stock Units granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

2.29 “Performance Criteria” means the criteria that the Board or the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Board or the Committee, including, but not limited to, the Company or a unit, division, group, or subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Common Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, stockholder returns, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

2.30 “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Board or the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

2.31 “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Board or the Committee for a Performance Cycle based upon the Performance Criteria.

2.32 “Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 7.6 of the Plan.

2.33 “Performance Share Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units to the extent permitted in the Participant’s Stock Award Agreement. Performance Share Units are subject to the provisions of Section 7.7 of the Plan.

2.34 “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Section 7.4 of the Plan.

2.35 “Plan” means this Unwired Planet Inc. Second Amended and Restated 2006 Stock Incentive Plan.

2.36 “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 7.1 of the Plan.

2.37 “Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 7.2 of the Plan.

2.38 “Restricted Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 7.5 of the Plan.

2.39 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.40 “Securities Act” means the Securities Act of 1933, as amended.

2.41 “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 7.3 of the Plan.

2.42 “Stock Award” means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Section 1.2.

2.43 “Stock Award Agreement” means a written agreement, including an Option Agreement, between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.44 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION

3.1 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2 Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 14 of the Plan.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(v) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board.

(vi) To determine whether Stock Awards will be settled in shares of Common Stock, cash or in any combination thereof.

(vii) To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Stock Awards under the Plan.

(viii) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under a Stock Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(ix) To provide, either at the time a Stock Award is granted or by subsequent action, that a Stock Award shall contain as a term thereof, a right, either in tandem with the other rights under the Stock Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Stock Award.

(x) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Article IV of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

3.3 Delegation to Committee.

The Board may delegate administration of the Plan to a committee (the “Committee”) consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. The Committee may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan, and the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or the subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more Directors who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more Directors who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award. Furthermore, within the scope of such authority, the Board may delegate to a committee of one or more officers of the Company to designate employees to receive options and other rights to acquire shares of Common Stock and the number of such options or other rights in accordance with the requirements of Section 157(c) of the Delaware General Corporation Law.

This Section 3.3 of the Plan, is subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5 Compliance with Section 16 of Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Board, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Board shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any person incurs any liability under Section 16 of the Exchange Act.

IV. SHARES SUBJECT TO THE PLAN

4.1 Share Reserve. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed nineteen million (19,000,000) shares of Common Stock (“Share Reserve”). Each share of Common Stock issued pursuant to a Stock Award issued under this Plan shall reduce the Share Reserve by one (1) share; provided, however, that for each Full-Value Stock Award, the Share Reserve shall be reduced by one and one-half (1.5) shares. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is 19,000,000 shares of Common Stock (“ISO Limit”), subject to the adjustments provided for in Section 12 of the Plan.

4.2 Reversion of Shares to the Share Reserve.

(i) If any Stock Award granted under this Plan shall for any reason (A) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (B) be reacquired by the Company prior to vesting, or (C) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by Participant under such Stock Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that are (a) tendered in payment of an Option, (b) withheld by the Company to satisfy any tax withholding obligation or (c) purchased by the Company with proceeds from the exercise of Options, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

4.3 Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY

5.1 Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3 Annual Section 162(m) Limitation. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in the shares of Common Stock, no individual grantee shall be eligible to be granted Incentive Stock Options, Nonstatutory Stock Options, or Stock Appreciation Rights covering more than one and a half million (1,500,000) shares of Common Stock during any fiscal year. The foregoing provision applies to both continuing and newly hired Employees.

5.4 Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii) Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, or its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI. OPTION PROVISIONS

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a “same day sale” program to the extent permitted by law, (3) reduction of the Company’s liability to the Optionholder, (4) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan or (5) by some combination of the foregoing. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a “same day sale” program.

Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution or qualified domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. Notwithstanding anything herein or in any Option Agreement to the contrary, transfers of Options for consideration are not permitted.

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to family members to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability to family members, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or qualified domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. Notwithstanding anything herein or in any Option Agreement to the contrary, transfers of Options for consideration are not permitted.

6.7 Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. If vesting is based on the Participant’s Continuous Service, such Options generally will vest in equal monthly installments over a three (3) year period; provided, however, that vesting for new hires will occur as to one-third (1/3rd) of the Options after one (1) year from the grant date and as to the remaining two-thirds (2/3rds) of the Options in equal monthly installments over the subsequent two (2) years. Notwithstanding the foregoing, the vesting of Options may be conditioned or accelerated upon achievement of performance criteria as determined by the Board or its delegatee. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

6.8 Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for three (3) months following the termination of the Optionholder’s Continuous Service; provided, however, that if the Optionholder’s Continuous Service is terminated for Cause (as defined in the Option Agreement), the Option immediately shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for twelve (12) months following such termination.

6.11 Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for eighteen (18) months following the Optionholder’s death.

6.12 Early Exercise Generally Not Permitted. The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

7.1 Restricted Stock Bonuses. Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee or Consultant who has not performed prior services for the Company, the Company shall require such consideration to be paid as will ensure compliance with the General Corporation Law of the State of Delaware.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board or its delegatee and set forth in the Participant’s Restricted Stock Bonus agreement.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement. Notwithstanding anything herein or in any Restricted Stock Bonus agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Restricted Stock Bonuses for consideration are not permitted.

7.2 Restricted Stock Purchase Rights. Each Restricted Stock Purchase Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Right agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Right agreements need not be identical, but each Restricted Stock Purchase Right agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. The purchase price under each Restricted Stock Purchase Right agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Right agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Right agreement shall be paid either: (A) in cash or by check at the time of purchase; or (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law.

(iii) Vesting. Absent a provision to the contrary in the Participant’s Restricted Stock Purchase Right agreement, so long as the Participant remains in Continuous Service with the Company, a Restricted Stock Purchase Right granted to the Participant shall vest as to a schedule to be determined by the Board in its discretion. Shares of Common Stock acquired under the Restricted Stock Purchase Right agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Right agreement.

(v) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Purchase Right agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Right agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Right agreement remains subject to the terms of the Restricted Stock Purchase Right agreement. Notwithstanding anything herein or in any Restricted Stock Purchase Right agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Restricted Stock Purchase Rights for consideration are not permitted.

7.3 Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. No SAR shall be exercisable after the expiration of ten (10) years from the date it was granted

(i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate; provided, however, that the total number of shares subject to the SAR shall be counted in reducing the Share Reserve to the extent the SAR is exercised.

(ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled under this Section 7 upon the redemption of stapled SARs as described in Section 7.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate; provided, however, that the total number of shares subject to the stapled SAR shall be counted in reducing the Share Reserve to the extent the stapled SAR is exercised.

7.4 Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i) Phantom Stock Unit awards shall be redeemable by the Participant upon such terms and conditions as the Board may establish; provided, however, that if vesting is based on Continuous Service, the length of service required shall be no less than three (3) years. Notwithstanding the foregoing, the vesting of a Phantom Stock Unit award may be conditioned or accelerated upon the achievement of performance criteria as determined by the Board or its delegatee. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement. The holder of a Phantom Stock Unit shall not have a right to dividend equivalents.

(ii) The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

7.5 Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

A Restricted Stock Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. The holder of a Restricted Stock Unit shall not have the right to dividend equivalents. To the extent permitted by the Board in the terms of his or her Restricted Stock Unit agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employment Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Restricted Stock Unit with cash or other consideration permissible by law.

(ii) Vesting. Restricted Stock Units shall vest in accordance with a vesting schedule to be determined by the Board or its delegatee and set forth in the Participant’s Restricted Stock Bonus agreement.

(iii) Termination of Participant’s Continuous Service. The unvested portion of the Restricted Stock Unit award shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement. Notwithstanding anything herein or in any Restricted Stock Unit agreement to the contrary, transfers of rights to acquire the value of shares of Common Stock pursuant to Restricted Stock Purchase Rights for consideration are not permitted.

7.6 Performance Share Bonuses. Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Performance Share Bonus is granted to a new Employee or Consultant who has not performed prior services for the Company, the Performance Share Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the General Corporation Law of the State of Delaware.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Bonus agreement. Generally, a Performance Share Bonus shall not fully vest in less than one (1) year. Notwithstanding the foregoing, the vesting of a Performance Share Bonus may be accelerated upon the achievement of performance criteria as determined by the Board or its delegatee. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement. Notwithstanding anything herein or in any Performance Share Bonus agreement to the contrary, transfers of rights to acquire shares of Common Stock pursuant to Performance Share Bonuses for consideration are not permitted.

7.7 Performance Share Units. The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

A Performance Share Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests. The holder of a Performance Share Unit shall not have a right to dividend equivalents. To the extent permitted by the Board in the terms of his or her Performance Share Unit agreement, a Participant may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Unit with cash or other consideration permissible by law.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. Generally, a Performance Share Unit may not fully vest in less than one (1) year. Notwithstanding the foregoing, the vesting of a Performance Share Unit may be accelerated upon achievement of performance criteria as determined by the Board or its delegatee.

(iii) Termination of Participant’s Continuous Service. The unvested portion of any Performance Share Unit shall expire immediately upon the termination of Participant’s Continuous Service.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement. Notwithstanding anything herein or in any Performance Share Unit agreement to the contrary, transfers of rights to acquire the value of shares of Common Stock pursuant to Performance Share Units for consideration are not permitted.

8. Performance-Based Awards to Covered Employees.

(i) Performance-Based Awards. Any Employee or Consultant providing services to the Company and who is selected by the Board may be granted one or more Performance-Based Awards in the form of a Performance Share Bonus or Performance Share Unit payable upon the attainment of Performance Goals that are established by the Board and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Board. The Board shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Board, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Board may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(ii) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Board or the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Board may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(iii) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Board shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Board shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(iv) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is one and a half million (1,500,000) shares of Common Stock (subject to adjustment as provided in Section 12 hereof).

XIII. COVENANTS OF THE COMPANY

8.1 Availability of Shares. During the term of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

8.2 Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan or any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

IX. USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. CANCELLATION AND RE-GRANT OF OPTIONS

10.1 Subject to Section 10.2, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan and/or (ii) with the consent of the affected Participants, the cancellation of any outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan and the grant in substitution therefor of new Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights under the Plan covering the same or a different number of shares of Common Stock, but, in the case of Options or Stock Appreciation Rights, having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value and, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder (as described in Section 5.2 of the Plan), having an exercise price not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option or a Stock Appreciation Right with an exercise price lower than that set forth above if such Option or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

10.2 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options, Stock Appreciation Rights and/or Restricted Stock Purchase Rights as described in Section 10.1, the Board shall obtain the approval of the shareholders of the Company.

10.3 Shares subject to an Option or a Stock Appreciation Right cancelled under this Section 10 shall continue to be counted against the maximum award of Options and/or Stock Appreciation Rights permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option or a Stock Appreciation Right under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option or Stock Appreciation Right and the grant of a substitute Option or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and/or Stock Appreciation Rights shall be counted against the maximum awards of Options and/or Stock Appreciation Rights permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 10.3 shall be applicable only to the extent required by Section 162(m) of the Code.

XI. MISCELLANEOUS

11.1 Acceleration of Exercisability and Vesting. The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting of any Stock Award granted pursuant to the Plan upon a Change in Control or upon the death, Disability or termination of Continuous Service of the Participant. In furtherance of such power, the Board or Committee may accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding any provisions in the Stock Award Agreement to the contrary.

11.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate.

11.4 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds One Hundred Thousand dollars ($100,000), or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6 Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unnumbered shares of Common Stock.

11.7 Section 409A. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Stock Awards granted under this Plan shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed. In the event that the Company determines in good faith that any provision of this Plan does not comply with Section 409A of the Code, the Company may amend this Plan to the minimum extent necessary to cause the Plan to comply.

XII. ADJUSTMENTS UPON CHANGES IN STOCK

12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Board or, if applicable, the Committee, shall make appropriate and proportionate adjustments to the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above, the maximum number of securities that can be made subject to an award granted to any individual pursuant to Section 5.3 above, the maximum number of securities that can be made subject to an award granted to any Covered Employee pursuant to Section 8(iv) above and the class(es) and number of securities or other property and price per share of the securities or other property subject to outstanding Stock Awards. The Board, or the Committee, if applicable, shall make such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

12.2 Adjustments Upon a Change in Control.

(i) In the event of a Change in Control as defined in Section 2.4(i) through 2.4(iv), such as an asset sale, merger, or change in Board composition, then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Stock Awards outstanding under the Plan or (2) substitute substantially equivalent stock awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change in Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit or Performance Share Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change in Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change in Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change in Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change in Control as defined in Section 2.4(v), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

XIII. AMENDMENT OF THE PLAN AND STOCK AWARDS

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

13.4 No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.5 Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards subject to and consistent with the terms of the Plan, including Sections 13.1 and 13.2; provided, however, that the rights of the Participant under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIV. TERMINATION OR SUSPENSION OF THE PLAN

14.1 Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date that the Plan is most recently adopted. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.2 No Material Impairment of Rights. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XV. EFFECTIVE DATE OF PLAN

The Plan shall become effective immediately following its approval by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board (the “Effective Date”). No Stock Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan.

XVI. CHOICE OF LAW

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

ANNEX D

UNWIRED PLANET, INC.

SECOND AMENDED AND RESTATED

1999 DIRECTORS’ EQUITY COMPENSATION PLAN

1. Purposes of the Plan. The purposes of this Unwired Planet, Inc. Second Amended and Restated 1999 Directors’ Equity Compensation Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Annual Award” means yearly granting of both the Annual Option Award and the Annual Restricted Stock Award.

(b) “Annual Meeting of the Stockholders” means the Company’s annual meeting of its stockholders.

(c) “Annual Option Award” means the annual grant of an Option to purchase a certain number of shares granted by the Board to an Outside Director.

(d) “Annual Restricted Stock Award” means the annual Restricted Stock Bonus of a certain number of shares granted by the Board to an Outside Director.

(e) “Award” means an Option, Stock Appreciation Right, Restricted Stock Bonus or Restricted Stock Unit granted under the Plan.

(f) “Award Recipient” means an Outside Director who receives an Award.

(g) “Base Price” means the Fair Market Value of one Share on the date that a Stock Appreciation Right is granted.

(h) “Board” means the Board of Directors of the Company.

(i) “Change of Control” means the occurrence of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act ) that will continue the business of the Company in the future;

(ii) A merger or consolidation involving the Company in which the voting securities of the Company owned by the stockholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, shall be excluded from the list of “stockholders of the Company immediately prior to such merger or consolidation” for purposes of the preceding calculation); or

(iii) The direct or indirect acquisition of beneficial ownership of at least fifty percent (50%) of the voting securities of the Company by a person or group of related persons (as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act); provided, that “person or group of related persons” shall not include the Company, a subsidiary of the Company, or an employee benefit plan sponsored by the Company or a subsidiary of the Company (including any trustee of such plan acting as trustee).

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Common Stock” means the Common Stock of the Company.

(l) “Company” means Unwired Planet, Inc., a Delaware corporation.

(m) “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

(n) “Corporate Transaction” means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(o) “Director” means a member of the Board.

(p) “Employee” means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means the value of a Share as determined in accordance with Section 8(a) hereof.

(s) “First Award” means the first Award granted by the Board to a new Outside Director which shall consist of the First Option Award and the First Restricted Stock Award.

(t) “First Option Award” means the first Option to purchase a certain number of shares granted to an Outside Director upon his or her election by the stockholders of appointment by the Board.

(u) “First Restricted Stock Award” means the first Restricted Stock Bonus of a certain number of shares granted to an Outside Director upon his or her election by the stockholders or appointment by the Board.

(v) “Option” means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

(w) “Optioned Stock” means the Common Stock subject to an Option.

(x) “Optionee” means an Outside Director who receives an Option.

(y) “Outside Director” means a Director who is not an Employee.

(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Plan” means this Unwired Planet, Inc. Second Amended and Restated 1999 Directors’ Equity Compensation Plan.

(bb) “Restricted Stock Bonus” means a grant of Shares not requiring an Outside Director to pay any amount of monetary consideration.

(cc) “Restricted Stock Bonus Recipient” means an Outside Director who receives a Restricted Stock Bonus.

(dd) “Restricted Stock Unit” means a right to receive an amount of cash and/or Shares, as the case may be, equal to the Fair Market Value of one Share at the time the Restricted Stock Unit vests.

(ee) “Restricted Stock Unit Recipient” means an Outside Director who receives a Restricted Stock Unit.

(ff) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(gg) “Stock Appreciation Right” means the right to receive an amount of cash and/or Shares, as the case may be, equal to the Fair Market Value of one Share on the day the Stock Appreciation Right is redeemed, reduced by the Base Price applicable to such Stock Appreciation Right.

(hh) “Stock Appreciation Right Recipient” means an Outside Director who receives a Stock Appreciation Right.

(ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that are available for Awards under the Plan is 3,650,000 Shares (the “Pool”); provided, however, that no more than 2,000,000 Shares of such Pool may be issued pursuant to Awards of Restricted Stock Units or Restricted Stock Bonus. The Shares may be authorized, but unissued, or reacquired Common Stock. Upon any distribution in respect of Stock Appreciation Rights or Restricted Stock Units, there shall be deemed to have been delivered under this Plan for purposes of this Section 3 the number of Shares covered by the Stock Appreciation Rights or Restricted Stock Units, regardless of whether such distribution was paid in cash or Shares.

If an Award should expire, be cancelled or forfeited or become unexercisable or irredeemable for any reason without Shares being delivered thereunder (or other payment made in lieu thereof) or the Award having been exercised in full, the Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are retained by the Company upon the vesting, exercise or redemption of an Award in order to satisfy the exercise price for such Award or withholding taxes, if any, due in connection with such vesting, exercise or redemption. For the avoidance of doubt, Shares underlying (i) the unexercised portion of an Option or Stock Appreciation Right and (ii) the unvested portion of a Restricted Stock Bonus or Restricted Stock Unit at the time any such Award terminates in accordance with Sections 10, 11, 12 or 13 hereof, as applicable, shall revert to and again be available for future grant under the Plan, unless the Plan has been terminated. If Shares that were acquired upon exercise of an Option or redemption of a Stock Appreciation Right, or in connection with a Restricted Stock Bonus or Restricted Stock Unit are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4. Administration of and Grants of Awards under the Plan.

(a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board; provided, however, that the Board may by resolution delegate to a committee of two or more members of the Board the authority to perform any or all things that the Board is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such committee shall be treated as the Board; except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16(b) of the Exchange Act. Notwithstanding anything in this Section 4(a) to the contrary, any amendment to the Plan that, in accordance with Applicable Law (as defined in Section 17 hereof), would require stockholder approval must be approved by the full Board.

(b) Procedure for Grants. Grants of First Awards and Annual Awards hereunder shall be made in accordance with the following provisions:

(i) Each Outside Director who becomes an Outside Director for the first time after October 20, 2008, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy, but excluding a person who becomes an Outside Director solely on account of his or her resignation or termination of employment with the Company, shall automatically be granted, on the date that such person becomes an Outside Director, the First Award which shall consist of (i) the First Option Award and (ii) the First Restricted Stock Award, in each case as determined by the Board. In the event, however, that (i) the Board exercises its discretion under Section 4(f) to grant Stock Appreciation Rights in lieu of Options and/or Restricted Stock Units in lieu of Restricted Stock Bonuses, the First Award shall instead consist of a grant of Stock Appreciation Rights and/or Restricted Stock Units covering the number of Shares to be issued pursuant to the First Award.

(ii) Each Outside Director shall automatically be eligible for a grant of an Annual Award which shall consist of (i) an Annual Option Award and (ii) an Annual Restricted Stock Award, in each case, on the date of the Company’s most recently adjourned Annual Meeting of the Stockholders provided they are an Outside Director as of such date. The number of Shares subject to each Annual Award shall be determined by the Board and shall be granted to each Outside Director in accordance with the schedule set forth in Subsections 4(b)(iii)(1)-(4) hereof. For the avoidance of doubt, a person who becomes an Outside Director solely on account of his or her resignation or termination of employment with the Company shall be entitled to Annual Awards pursuant to this Subsection 4(b)(iii) based on the time such Director first becomes an Outside Director. In the event, however, that the Board exercises its discretion under Section 4(f) to grant Stock Appreciation Rights in lieu of Options and/or Restricted Stock Units in lieu of Restricted Stock Bonuses, the Annual Awards instead shall consist of a grant of Stock Appreciation Rights and/or Restricted Stock Units, as applicable, covering the number of Shares determined pursuant to the schedule set forth in Subsections 4(b)(iii)(1)-(4) hereof.

(1) a person who has served less than two full months as an Outside Director during the prior calendar year shall not be awarded any Annual Award;

(2) a person who has served at least two full months, but less than five full months as an Outside Director during the prior calendar year, shall be granted an Annual Award equal to one-third of the Annual Option Award and the Annual Restricted Stock Award, respectively;

(3) a person who has served at least five full months, but less than eight full months as an Outside Director during the prior calendar year, shall be granted an Annual Award equal to two-thirds of the Annual Option Award and the Annual Restricted Stock Award, respectively; and

(4) a person who has served at least eight full months as an Outside Director during the prior calendar year, shall be granted the full Annual Award.

(iii) Notwithstanding the provisions of Subsections (i) and (ii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Awards plus the number of Shares previously acquired upon exercise or redemption of, or otherwise in connection with, Awards to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Award on the automatic grant date and shall be granted in the form of both Options (or Stock Appreciation Rights) and Restricted Stock Bonuses (or Restricted Stock Units) in the same proportions as would otherwise have been granted on that date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation, forfeiture or expiration of Awards previously granted hereunder.

(iv) Notwithstanding the provisions of Subsections (i) and (ii) hereof, any grant of an Award made before the Company has obtained required stockholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 20 hereof.

(v) In addition to the First Awards and Annual Awards described in Subsections (i) and (ii) hereof, the Board shall have the authority to grant Awards to Outside Directors for service as an Outside Director, service on a committee or committees of the Board and/or for service as the Chairman of the Board, in each case in accordance with a policy adopted by the Board or otherwise, and shall be subject to such terms and conditions as the Board may determine; provided, however, no more than 500,000 shares year may be granted to any one director pursuant to a discretionary award under the Restated Plan per calendar.

(vi) The terms of each Award granted hereunder shall be as follows:

(1) each Award of Options or Stock Appreciation Rights shall be exercisable or redeemable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 or Section 10 hereof, as applicable;

(2) the exercise price or Base Price per Share of each Option or Stock Appreciation Right shall be 100% of the Fair Market Value per Share on the date of grant of each Award, determined in accordance with Section 8(a) hereof;

(3) each Option or Stock Appreciation Right granted to an Outside Director as a First Award shall vest and become exercisable or redeemable in equal annual installments commencing on the one year anniversary of the date of grant and ending on the three year anniversary of the date of grant, and the Annual Awards shall vest and become exercisable or redeemable in equal annual installments on the date of each of the three subsequent Annual Meetings of the Stockholders; provided, however, that such Shares underlying the Award shall only vest as long as the Outside Director remains in Continuous Status as a Director of the Company on the respective vesting date;

(4) each Share subject to a Restricted Stock Bonus and each Restricted Stock Unit granted to an Outside Director as a First Award shall vest in equal annual installments commencing on the one year anniversary of the date of grant and ending on the three year anniversary of the date of grant, and Annual Awards shall vest in equal annual installments on the date of each of the three subsequent Annual Meetings of the Stockholders; provided, however, that such Shares underlying the Award shall only vest as long as the Outside Director remains in Continuous Status as a Director of the Company on the respective vesting date;

(5) notwithstanding the foregoing, each outstanding Award granted to an Outside Director shall immediately vest, and to the extent applicable, become exercisable or redeemable, upon the termination of such Outside Director’s Continuous Status as a Director for any reason upon or within 24 months following a Change of Control.

(c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(a) hereof, the Fair Market Value of the Common Stock; (ii) to determine the exercise price or Base Price per Share of Options and Stock Appreciation Rights to be granted, which exercise price or Base Price shall be determined in accordance with Section 9 or Section 10 hereof, as applicable; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Award Recipients and any other holders of any Awards granted under the Plan.

(e) Suspension or Termination of Award. If the Chief Executive Officer or his or her designee reasonably believes that an Award Recipient has committed an act of misconduct, such officer may suspend the Award Recipient’s right to vest in or exercise or redeem any Award, or receive Shares under an Award, pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Award Recipient has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Award Recipient makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, all Awards then held by the Award Recipient (or his or her estate) shall be forfeited immediately upon such determination. In making such determination, the Board (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Award Recipient an opportunity to appear and present evidence on his or her own behalf at a hearing before the Board or a committee of the Board.

(f) Stock Appreciation Rights and/or Restricted Stock Units; Distribution. Notwithstanding the provisions of Sections 4(b) through 4(e) hereof, the Board shall retain the right to make grants under this Plan in the form of Stock Appreciation Rights rather than in Options and in the form of Restricted Stock Units rather than in Restricted Stock Bonuses.

Stock Appreciation Rights granted in lieu of Options and Restricted Stock Units granted in lieu of Restricted Stock Bonuses shall cover the same number of underlying Shares as the Award for which they have been substituted. Vested Stock Appreciation Rights shall be redeemable upon such terms and conditions as the Board may establish that are not inconsistent with the provisions of Section 4(b) hereof. Upon redemption of the Stock Appreciation Right, the Stock Appreciation Right Recipient shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the Shares underlying the redeemed right over (ii) the aggregate Base Price in effect for those Shares. Upon the vesting of each Restricted Stock Unit, the Restricted Stock Unit Recipient shall be entitled to receive a distribution from the Company in an amount equal to the aggregate Fair Market Value (on the vesting date) of the Shares underlying the portion of the Restricted Stock Unit vesting on such date.

The distribution with respect to any Stock Appreciation Right or Restricted Stock Unit may be made in Shares valued at the Fair Market Value on the redemption or vesting date (as applicable), in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

5. Eligibility. Awards may be granted only to Outside Directors. First Awards and Annual Awards shall be automatically granted in accordance with the terms set forth in Section 4(b)(i) and Section 4(b)(ii) hereof. An Outside Director who has been granted a First Award and/or Annual Awards may, if he or she is otherwise eligible, be granted an additional Award or Awards in accordance with Section 4(b)(v) hereof. The Plan shall not confer upon any Award Recipient any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date. This amendment and restatement of the Plan is effective as of September 12, 2013 except for the increase in the Pool under Section 3 hereof, which shall become effective upon the approval of the stockholders of the Company. The Plan shall continue in effect until November 12, 2023, unless sooner terminated under Section 16 hereof.

7. Term of Awards. The term of each Award of Options or Stock Appreciation Rights shall be ten (10) year(s) from the date of grant thereof unless an Award terminates sooner pursuant to Section 9 or Section 10 hereof, as applicable, or the Award Recipient’s Award agreement.

8. Determination of Fair Market Value; Withholding.

(a) Fair Market Value. Fair Market Value per Share shall be determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(b) Share Withholding; Delivery of Shares. With respect to any Award, the Board may, in its discretion and subject to such rules as the Board may adopt, permit or require any Award Recipient to satisfy, in whole or in part, a withholding tax obligation, if any, which may arise in connection with the Award by electing to have the Company withhold Shares having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

If, under the Plan or any agreement evidencing an Award, an Award Recipient is permitted to pay the exercise price of an Option or taxes relating to the vesting, exercise or redemption of an Award by delivering Shares, the Award Recipient may satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, subject to procedures satisfactory to the Board. If the Award Recipient presents such proof, the Company shall treat the Award as vested, exercised or redeemed without further payment and shall withhold the appropriate number of Shares from the Shares actually acquired by the Award Recipient under the Award.

9. Terms and Conditions of Options.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(b) Form of Consideration for Options. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for such period of time, if any, as required by the Board), or any combination of such methods of payment and/or, if expressly permitted under the terms of an Option, any other consideration or method of payment as shall be permitted under applicable corporate law.

(c) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof or as otherwise determined by the Board. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for sale under the Option, by the number of Shares as to which the Option is exercised.

(d) Termination of Continuous Status as a Director. If an interruption or termination of the Continuous Status as a Director occurs to an Outside Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(e) Disability of Optionee. Notwithstanding Section 9(d) hereof, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in

Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

(f) Death of Optionee. In the event of the death of an Optionee: (A) who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

10. Terms and Conditions of Stock Appreciation Rights.

(a) Base Price. The per Share Base Price for the Shares to be issued pursuant to the redemption of a Stock Appreciation Right shall be 100% of the Fair Market Value per Share on the date of grant of the Stock Appreciation Right.

(b) Procedure for Redemption; Rights as a Stockholder. Any Stock Appreciation Right granted hereunder shall be redeemable at such times as are set forth in Section 4(b) hereof or as otherwise determined by the Board. A Stock Appreciation Right may not be redeemed for a fraction of a Share.

A Stock Appreciation Right shall be deemed to be redeemed when written notice of such redemption has been given to the Company in accordance with the terms of the Stock Appreciation Right by the person entitled to redeem the Stock Appreciation Right.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares distributed upon redemption of Stock Appreciation Rights, notwithstanding the redemption of the Stock Appreciation Right. A share certificate for the number of Shares so acquired shall be issued to the Stock Appreciation Right Recipient as soon as practicable after redemption of the Stock Appreciation Right. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 hereof.

(c) Termination of Continuous Status as a Director. If an interruption or termination of the Continuous Status as a Director occurs to an Outside Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, redeem his or her Stock Appreciation Right to the extent that he or she was entitled to redeem it at the date of such termination. Notwithstanding the foregoing, in no event may the Stock Appreciation Right be redeemed after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to redeem a Stock Appreciation Right at the date of such termination, or does not redeem such Stock Appreciation Right (to the extent he or she was entitled to redeem) within the time specified above, the Stock Appreciation Right shall terminate and the Shares underlying the unredeemed portion of the Stock Appreciation Right shall revert to the Plan.

(d) Disability of Stock Appreciation Right Recipient. Notwithstanding Section 10(c) hereof, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, redeem his or her Stock Appreciation Right to the extent he or she was entitled to redeem it at the date of such termination. Notwithstanding the foregoing, in no event may the Stock Appreciation Right be redeemed after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to redeem the Stock Appreciation Right at the date of termination, or if he or she does not redeem such Stock Appreciation Right (to the extent he or she was entitled to redeem) within the time specified above, the Stock Appreciation Right shall terminate and the Shares underlying the unredeemed portion of the Stock Appreciation Right shall revert to the Plan.

(e) Death of Stock Appreciation Right Recipient. In the event of the death of a Stock Appreciation Right Recipient: (A) who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Stock Appreciation Right, or (B) three (3) months after the termination of Continuous Status as a Director, the Stock Appreciation Right may be redeemed, at any time within twelve (12) months following the date of death, by the Stock Appreciation Right Recipient’s estate or by a person who acquired the right to redeem the Stock Appreciation Right by bequest or inheritance, but only to the extent of the right to redeem that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Stock Appreciation Right be redeemed after its term set forth in Section 7 has expired. To the extent that a Stock Appreciation Right Recipient was not entitled to redeem the Stock Appreciation Right at the date of death or termination or if he or she does not redeem such Stock Appreciation Right (to the extent he or she was entitled to redeem) within the time specified above, the Stock Appreciation Right shall terminate and the Shares underlying the unredeemed portion of the Stock Appreciation Right shall revert to the Plan.

11. Terms and Conditions of Restricted Stock Bonuses.

(a) Consideration. Restricted Stock Bonuses may be awarded in consideration for future services to be rendered or past services actually rendered to the Company or for its benefit, or any benefit to the Company within the meaning of Section 152 of the Delaware General Corporation Law, or any combination thereof.

(b) Vesting. Shares awarded under a Restricted Stock Bonus shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule set forth in Section 4(b)(vi)(4) hereof or as otherwise determined by the Board.

(c) Termination of Continuous Status as a Director. If an interruption or termination of the Continuous Status as a Director occurs to an Outside Director, the Company shall reacquire all of the Shares subject to Restricted Stock Bonuses awarded to the Outside Director that have not vested as of the date of interruption or termination and such Shares shall revert to the Plan.

12. Terms and Conditions of Restricted Stock Units.

(a) Consideration. Shares subject to Restricted Stock Units may be awarded in consideration for future services to be rendered or past services actually rendered to the Company or for its benefit, or any benefit to the Company within the meaning of Section 152 of the Delaware General Corporation Law, or any combination thereof.

(b) Vesting. Restricted Stock Units shall be subject to forfeiture in accordance with the vesting schedule set forth in Section 4(b)(vi)(4) hereof or as otherwise determined by the Board.

(c) Termination of Continuous Status as a Director. If an interruption or termination of the Continuous Status as a Director occurs to an Outside Director, all Restricted Stock Units awarded to the Outside Director that have not vested as of the date of interruption or termination shall terminate and the Shares subject to such Restricted Stock Units shall revert to the Plan.

(d) Deferral. To the extent permitted by the Board in the terms of the agreement evidencing an Award of Restricted Stock Units, an Outside Director may elect to defer receipt of the value of the Shares otherwise deliverable upon the vesting of an Award of Restricted Stock Units, so long as such deferral election complies with the procedures established by the Board and applicable law, including Section 409A of the Code and the regulations and other guidance issued thereunder. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Restricted Stock Unit be allowed if the Board determines that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.

13. Nontransferability of Awards. Awards granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order. The designation of a beneficiary by an Award Recipient does not constitute a transfer. An Award may be exercised during the lifetime of an Award Recipient only by the Award Recipient or a transferee permitted by this Section. Notwithstanding anything herein or in any Award agreement to the contrary, Awards granted under the Plan may not be transferred for consideration.

14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares set forth in Sections 4(b)(i) and (ii) hereof, the number of Shares subject to outstanding awards under the Plan and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the exercise price or Base Price per Share of each outstanding Option or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Corporate Transactions; Change of Control. In the event of a Corporate Transaction, each outstanding Award shall be (i) continued by the Company, (ii) assumed by the successor to the Company or a Parent or Subsidiary of the Company or such successor, or (iii) an equivalent award shall be substituted by the successor or a Parent or Subsidiary of such successor or the Company. In the event that the Company shall not continue each outstanding Award and the Company does not reach agreement with any other entity to assume the outstanding Awards or to substitute equivalent awards, the Awards shall terminate upon the consummation of the transaction; provided, however, that each Award Recipient shall have the right to exercise or redeem all of his or her Options to purchase Shares or Stock Appreciation Rights, immediately prior to the consummation of the transaction, to the extent that he or she was entitled to exercise such Awards immediately prior to the consummation of the transaction.

In addition, in the event of a Change of Control, each outstanding Award shall be (i) continued by the Company, (ii) assumed by the successor to the Company or a Parent or Subsidiary of the Company or such successor, or (iii) an equivalent award shall be substituted by the successor or a Parent or Subsidiary of the Company or such successor. In the event that the Company shall not continue each outstanding Award and the Company does not reach agreement with any other entity to assume the outstanding Awards or to substitute equivalent awards, the Awards shall terminate upon the consummation of the transaction; provided, however, that each Award shall become 100% vested and each Award Recipient shall have the right to exercise or redeem all of his or her Options and Stock Appreciation Rights in their entirety, in each case, immediately prior to the consummation of the transaction.

Notwithstanding the provisions of the preceding paragraph of this Section 14(b), in no event may an Option or Stock Appreciation Right be exercised or redeemed after its term has expired. To the extent that an Outside Director does not exercise or redeem an Award (to the extent he or she was entitled to exercise or redeem) within the time specified above, the Award shall terminate and the Shares underlying unexercised portion of the Award shall revert to the Plan.

For purposes of this Section 14(b), an Award shall be considered assumed, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Award Recipient would be entitled to receive upon vesting or exercise of an Award the same number and kind of shares of stock or the same amount of property, cash or securities as the Award Recipient would have been entitled to receive upon the occurrence of such transaction if the Award Recipient had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 14); provided, however, that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon vesting, exercise or redemption of the Award to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(c) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Board may, in its discretion, appropriately adjust the exercise price or Base Price per Share of each outstanding Option or Stock Appreciation Right to reflect the effect of such distribution.

15. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the grant shall be given to each Outside Director to whom an Award is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Applicable Laws (as defined in Section 17 hereof), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such Applicable Laws. The Board, in its discretion, may also submit to the stockholders of the Company for approval such other amendments to the Plan as it shall determine to be desirable or appropriate. Except as provided in Section 14(a), the Board may not reduce the exercise price of outstanding Options or Stock Appreciation Rights by amendment or cancellation and regrant (of new Award or for cash) without obtaining stockholder approval.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Award Recipient shall not affect Awards already granted to such Award Recipient and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Award Recipient and the Board, which agreement must be in writing and signed by the Award Recipient and the Company.

17. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. federal and state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the “Applicable Laws”). Such compliance shall be determined by the Company in consultation with its legal counsel.

As a condition to the vesting, exercise or redemption of an Award, the Company may require the Award Recipient to represent and warrant at the time of any such vesting, exercise or redemption that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

20. Award Agreement. Awards shall be evidenced by written award agreements in such form as the Board shall approve.

21. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

Unwired Planet, Inc. 170 South Virginia Street, Suite 201 Reno, Nevada 89501

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THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED   AND  DATED.

The Board of Directors recommends you vote FOR the following proposals and director nominees:						For	Against	Abstain
1.	Approval of an Amended and Restated Certificate of Incorporation to declassify the Board of Directors					☐	☐	☐
2.	Approval of the Tax Benefits Preservation Agreement					☐	☐	☐
3.	Approval of an Amendment and Restatement of the Amended and Restated 2006 Stock Incentive Plan					☐	☐	☐
4.	Approval of an Amendment and Restatement of the Amended and Restated 1999 Directors’ Equity Compensation Plan.					☐	☐	☐
5.	Ratification of the selection of KPMG LLP as Unwired Planet’s independent registered public accounting firm for the fiscal year ending June 30, 2014.
6.	To approve, on an advisory basis, the compensation of Unwired Planet’s named executive officers as disclosed in this proxy statement.					☐	☐	☐
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
7.	Election of Directors	☐	☐	☐
Nominees:
7a.	Philip A. Vachon
7b.	William Marino
7c.	Mark Jensen
NOTE: To transact such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.
For address change/comments, mark here. (see reverse for instructions)			☐
Please indicate if you plan to attend this meeting		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNWIRED PLANET, INC. FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS November 12, 2013

The undersigned stockholder of Unwired Planet, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October [—], 2013, and the 2013 Annual Report to Stockholders and hereby appoints Eric Vetter and Timothy Robbins and each of them individually, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2013 Annual Meeting of Stockholders of Unwired Planet, Inc. to be held on November 12, 2013 at 1:00 p.m. PST, at Unwired Planet Inc.’s office located at 170 South Virginia Street, Suite 201, Reno, Nevada 89501 U.S.A., and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE PROPOSALS IN ITEMS 1, 2, 3, 4, 5 AND 6 AND “FOR” THE ELECTION OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE FOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side